SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

        Filed by the Registrant                              [X]
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            Rule 14a-6(e)(2))
        [ ] Definitive Proxy Statement
        [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              Voyageur Funds, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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                               [PRELIMINARY COPY]


        VOYAGEUR FINANCIAL INSTITUTIONS ("VFI") SHORT DURATION PORTFOLIO
                       VFI INTERMEDIATE DURATION PORTFOLIO
                               VFI CORE PORTFOLIO
                    VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
                             90 South Seventh Street
                          Minneapolis, Minnesota 55402

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 31, 1997


         A special joint meeting of shareholders of the above mutual funds (individually a "Fund" and collectively the "Funds") will be held at 9:00 a.m. on Monday, March 31, 1997 at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Each Fund is a series of Voyageur Funds, Inc. (the "Company").

         The meeting will be held for the following purposes:

         1. For shareholders of the VFI Short Duration Portfolio, VFI Intermediate Duration Portfolio and VFI Core Portfolio (collectively, the "VFI Funds"), to approve an Agreement and Plan of Reorganization pursuant to which all of the assets each of the VFI Funds would be acquired by a newly formed series of VAM Institutional Funds, Inc. corresponding to and having the same name as such VFI Fund (collectively, the "New VFI Funds") and whereby shareholders of the VFI Funds would become shareholders of the New VFI Funds. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of the Company required to effect the Plan and, with respect to the VFI Intermediate Duration Portfolio and VFI Core Portfolio, a vote in favor of a new Investment Advisory Agreement and Sub-Advisory Agreement on substantially the same terms as those currently in effect.

         2. For shareholders of the VFI Short Duration Portfolio, to approve a new Investment Advisory Agreement.

         3. For shareholders of the U.S. Government Securities Fund, to approve a new Investment Advisory Agreement.

         4. For shareholders of the U.S. Government Securities Fund, to approve a new Sub-Advisory Agreement.

         5.       To elect a Board of Directors of the Company.

         6. To transact such other business as may properly come before the meeting.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

         Shareholders of record on February 10, 1997 are the only persons entitled to notice of and to vote at the meeting.

         Your attention is directed to the attached Proxy Statement. We hope you can attend. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE FURTHER SOLICITATION EXPENSE. WE RESPECTFULLY ASK FOR YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY. A stamped return envelope is included for your convenience. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "SPECIAL JOINT MEETING OF SHAREHOLDERS--MARCH 31, 1997."


Dated:  February 28, 1997                       Thomas J. Abood
                                                Secretary



                               [PRELIMINARY COPY]

                                 PROXY STATEMENT

        VOYAGEUR FINANCIAL INSTITUTIONS ("VFI") SHORT DURATION PORTFOLIO
                       VFI INTERMEDIATE DURATION PORTFOLIO
                               VFI CORE PORTFOLIO
                    VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
                       90 South Seventh Street, Suite 4400
                          Minneapolis, Minnesota 55402

              SPECIAL JOINT MEETING OF SHAREHOLDERS--MARCH 31, 1997

         The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Voyageur Funds, Inc., an open-end investment company (the "Company") in connection with a special meeting of shareholders of the Company to be held on March 31, 1997, and any adjournments thereof (the "Meeting"). The four series of the Company (individually, a "Fund", and collectively, the "Funds") are the Voyageur U.S. Government Securities Fund ("Government Securities Fund") and the following Voyageur Financial Institution Funds (collectively, the "VFI Funds"): Short Duration Portfolio, Intermediate Duration Portfolio, and Core Portfolio.

         Marquette Trust Company ("Marquette"), 13100 Wayzata Boulevard, Suite 100, Minneapolis, Minnesota 55480, serves as investment adviser to VFI Intermediate Duration Portfolio and VFI Core Portfolio. Marquette has retained Voyageur Fund Managers, Inc. ("VFM") to act as sub-adviser to such Funds. CF Financial Services, Inc., formerly known as Cadre Consulting Services, Inc. ("CF Services"), 905 Marconi Avenue, Ronkonkoma, New York 11779, serves as investment adviser to VFI Short Duration Portfolio. VFM serves as investment adviser to the Government Securities Fund. The address of VFM is that of the Company stated above.

         Representatives of Marquette, VFM and/or CF Services may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. VFM has engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation. Representatives of SCC may telephone shareholders who have not voted, encouraging them to vote. The estimated cost of engaging SCC, all of which will be paid by Lincoln National Corporation and not by your Fund, is $_____. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be borne by Lincoln National Corporation ("LNC") [AND CF SERVICES] and will not be an expense of the Funds, and the mailing will take place on approximately February 28, 1997.

         A proxy may be revoked before the Meeting by giving written notice of revocation to the Secretary of the Company, or at the Meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Company's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting with respect to the item on which the abstention is noted, and will have the same result as a vote "against" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

         Only shareholders of record of each Fund on February 10, 1997 may vote at the Meeting or any adjournment thereof. As of that date, there were issued and outstanding common shares of each Fund of the Company as follows:

                                                        Common Shares
                                                        -------------

         VFI Short Duration Portfolio
         VFI Intermediate Duration Portfolio
         VFI Core Portfolio
         Voyageur Government Securities Fund

         Each shareholder is entitled to one vote for each share held on each of the Proposals applicable to the Fund(s) in which the shareholder held shares on the record date. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights. A list of those persons who, to the knowledge of Fund management, beneficially owned more than 5% of the voting shares of any of the Funds as of ________, 1997, is set forth in Schedule 1 to this Proxy Statement.

         In the event that sufficient votes are not received for the adoption of any proposal, an adjournment or adjournments of the Meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

         COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 90 SOUTH SEVENTH STREET, MINNEAPOLIS, MINNESOTA 55402 OR CALL (800) 553-2143 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

The following table illustrates which Proposals are to be voted upon by shareholders of a Fund:

                                                     Proposal Number
                                         --------------------------------------

                                           1        2       3        4        5
                                         --------------------------------------

VFI Short Duration Portfolio               X        X                         X
VFI Intermediate Duration Portfolio        X                                  X
VFI Core Portfolio                         X                                  X
Government Securities Fund                                  X        X        X


                                   BACKGROUND

INTRODUCTION

         VFM currently serves as the investment adviser to the Government Securities Fund and as the sub-adviser to the VFI Intermediate Duration Portfolio and VFI Core Portfolio. VFM also provides each of the Funds with administrative, accounting, transfer agency and dividend disbursing services pursuant to an Administrative Services Agreement between VFM and the Company. VFD, a wholly-owned subsidiary of VFM, acts as the distributor of each Fund's shares.

         The Meeting has been called primarily as a result of a proposed Merger, as defined and discussed in greater detail below under "The Proposed Merger." The proposed Merger involves the parent company of VFM and a newly formed subsidiary of Lincoln National Corporation ("LNC") and is expected to occur on or about April 30, 1997. The result of the Merger would be that the ultimate ownership and control of VFM (and its subsidiary, VFD) would change, resulting in ownership and control by LNC. In negotiating the terms of the Merger, the current owners of VFM determined that they would prefer to maintain, in one of their own companies, any rights their companies have to provide investment advisory or distribution services to the VFI Funds, and that any right to provide such services to the VFI Funds should therefore not be an asset of VFM or VFD at the time of the Merger. Rather, such owners plan to create new limited liability companies through which they will continue to provide investment management services (in the form of sub-advisory services) to the Intermediate Duration and Core Portfolios, and administrative, accounting, transfer agency, dividend disbursing and distribution services to all of the VFI Funds. However, in order to do this, the VFI Funds must be separated from the Government Securities Fund. In order to accomplish this separation, certain reorganizations are being proposed (under Proposal One, below) whereby the VFI Funds would become series of a different corporate entity prior to the Merger (the "VFI Fund Reorganizations").

         The Merger will also impact the Government Securities Fund. If the Merger is consummated, due to the change in ownership and control discussed above, an automatic termination of the investment advisory agreement between the Government Securities Fund and VFM would occur, necessitating shareholder approval of a new agreement. The investment adviser under the new advisory agreement being proposed (under Proposal Three) for the Government Securities Fund is a subsidiary of LNC. However, as described below in Proposal Four, subject to shareholder approval, that subsidiary would enter into a sub-advisory agreement with a new limited liability company owned by the current owners of VFM, whereby the new limited liability company will continue to utilize Jane M. Wyatt, the Fund's current portfolio manager, to provide day-to-day portfolio management services.

         The Meeting has also been called with respect to the VFI Short Duration Portfolio in order to approve a new investment advisory agreement with the successor to most of the assets of CF Services. As described below under Proposal Two, CF Services was recently involved in an acquisition transaction unrelated to the Merger. Due to this unrelated transaction involving CF Services, the investment adviser to the VFI Short Duration Portfolio, a new advisory agreement is being proposed (under Proposal Two) for that Fund with the acquiror of CF Services' assets.

         In addition, all shareholders of the Company (i.e., those of all Funds) are being asked to elect eight members to the Company's Board of Directors (the "Board"), including one director from the current Board who has been nominated for reelection. The remaining members of the current Board are expected to resign immediately prior to the closing of the Merger.

         Certain Proposals on which shareholders are being asked to vote are contingent upon consummation of the Merger, specifically, the new investment advisory and sub-advisory agreements for the Government Securities Fund (Proposals Three and Four) and the election of Directors (Proposal Five). Thus, if the Merger is not consummated, the current investment advisory agreement will remain in effect for the Government Securities Fund and the current members of the Board would remain in office. The VFI Fund Reorganizations are not contingent upon consummation of the Merger.

THE PROPOSED MERGER

         VFM is an indirect wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"), which is owned 49.83% by Michael E. Dougherty and 49.83% equally by James O. Pohlad, Robert C. Pohlad and William M. Pohlad (the "Pohlads").

         On January 15, 1997, DFG, Mr. Dougherty and the Pohlads entered into an Agreement and Plan of Merger with LNC (the "Merger Agreement"). The Merger Agreement provides that a wholly-owned subsidiary of LNC will be merged with and into DFG, causing DFG to become a wholly-owned subsidiary of LNC. This transaction is referred to herein as the "Merger." Prior to the closing date of the Merger (the "Closing Date") a reorganization will be completed whereby certain assets of DFG and its subsidiaries, including all of the assets of VFM used solely or primarily in the private accounts investment advisory business of VFM, and certain assets related to its institutional investment management business (including those related to the VFI Funds), will be sold by DFG to certain newly organized limited liability companies owned by Mr. Dougherty and the Pohlads (the "Dougherty Reorganization").

         LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. ("DMC"), an indirect wholly-owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Investment Companies (the "Delaware Group"), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). Delaware Distributors, L.P. ("Delaware Distributors"), also an indirect wholly-owned subsidiary of LNC, serves as the national distributor for each open-end fund in the Delaware Group. DMC, through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. ("DMH"), also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion.

         Under the Merger Agreement, holders of DFG common stock will receive LNC common stock with a value of approximately $69 million. This amount is subject to certain adjustments, including a downward adjustment in the event that the aggregate net assets of the Funds and certain other investment companies managed by VFM (collectively, the "Voyageur Funds") as of the Closing Date are less than 90% but equal to or greater than 80% of the aggregate net assets of the Voyageur Funds as of January 14, 1997. In connection with the Dougherty Reorganization, all issued and outstanding shares of DFG common stock other than those owned by Mr. Dougherty and the Pohlads will be redeemed and all outstanding options (other than those held by certain optionholders receiving compensation under the Merger Agreement) will be canceled. As a result, immediately prior to consummation of the Merger, the issued and outstanding shares of DFG will be owned 50% by Michael E. Dougherty, 16 2/3% by James O. Pohlad, 16 2/3% by Robert C. Pohlad and 16 2/3% by William Pohlad.

         The closing of the Merger (the "Closing") is subject to a number of conditions, including a condition that Voyageur Funds which collectively represent at least 90% of the aggregate net assets of the Voyageur Funds as of the Closing Date will, by shareholder vote, have approved new investment advisory agreements and, with respect to the open-end Voyageur Funds, the Boards of Directors or Trustees of such Funds shall have approved new distribution agreements. In addition, the aggregate net assets of the Voyageur Funds as of the Closing Date shall not be less than 80% of the aggregate net assets of the Voyageur Funds as of January 14, 1997, and the net assets of each of certain Voyageur Funds (namely, Minnesota Insured Fund, Minnesota Tax Free Fund, Florida Insured Tax Free Fund, Colorado Tax Free Fund and Arizona Insured Tax Free Fund) as of the Closing Date shall not be less than 80% of their net assets as of January 14, 1997.

CONSUMMATION OF THE MERGER

         If the Merger is consummated, LNC will own indirectly all of the outstanding voting securities of VFM, which in turn will own all of the outstanding voting securities of Voyageur Fund Distributors, Inc. ("VFD"). Such new ownership will constitute a change in control of VFM and VFD and will cause the current investment advisory agreement and distribution agreement for the Government Securities Fund to terminate automatically in accordance with their terms, as required by the Investment Company Act of 1940, as amended (the "1940 Act"). (The sub-advisory agreements for the VFI Intermediate Duration Portfolio and the VFI Core Portfolio, and the distribution agreement for each of the VFI Funds, would not terminate only because those assets would, subject to shareholder approval, be reorganized as part of the Dougherty Reorganization prior to the Merger and would not constitute assets of VFM subject to the Merger.) Such terminations will necessitate adoption of new agreements for the provision of investment advisory and distribution services. Shareholder approval of a new investment advisory agreement for Government Securities Fund is proposed and is described below under Proposal Two.

         Shareholder approval of a new distribution agreement for Government Securities Fund is not required. However, new distribution agreements have been approved for the Government Securities Fund by the Board of the Company, effective upon the Closing of the Merger. The Company, on behalf of the Government Securities Fund, will enter into new distribution agreements with both VFD and Delaware Distributors that will be identical in all material respects to the Company's current distribution agreement relating to Government Securities Fund. VFD and Delaware Distributors will act as co-principal distributors of the Government Securities Fund's shares. Delaware Distributors, an indirect wholly-owned subsidiary of LNC, is the national distributor for all of the mutual funds in the Delaware Group. Under such distribution agreements, VFD and Delaware Distributors will receive payments pursuant to the Government Securities Fund's Rule 12b-1 Plan of Distribution. The Plan of Distribution, including the Rule 12b-1 fees payable thereunder, will not change as a result of the Merger.

         The Company has entered into an administrative services agreement with VFM which, pursuant to its terms, will terminate automatically upon consummation of the Merger. Under the administrative services agreement, VFM acts as the Funds' dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate each Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Funds. Following consummation of the Merger, the Company, on behalf of the Government Securities Fund, will enter into a shareholder services agreement with Delaware Service Company, Inc. ("Delaware Service"), pursuant to which Delaware Service will serve as the shareholder servicing, dividend disbursing and transfer agent for such Fund, and a fund accounting agreement with Delaware Service pursuant to which Delaware Service will act as the accounting agent for such Fund. Delaware Service is an indirect, wholly-owned subsidiary of LNC.

         In order to provide continuity in the provision of these services to the Government Securities Fund, the Merger Agreement requires Dougherty Financial Group LLC ("DFG LLC"), one of the limited liability companies to be formed in the Dougherty Reorganization discussed above, to provide certain transition services to LNC or one of its subsidiaries after Closing. Accordingly, upon Closing, DFG LLC will enter into a Transition Services Agreement with DMH, an indirect parent company of Delaware Service and a wholly-owned subsidiary of LNC, pursuant to which, for a period of up to two years following the Closing Date, DFG LLC shall provide to DMH certain specified services which may include the following: (a) human resources, supervision, general administrative, accounting and employee benefits; (b) fund accounting;
(c) transfer agency; (d) legal, tax and compliance; (e) support services for brokers, wholesalers, marketing, customer support, fulfillment, securities trading, investment management, the unit investment trust business and the closed-end funds businesses; (f) hardware and software systems and maintenance; and (g) third-party vendor relationships. Payments under the Transition Services Agreement will be the responsibility of DMH and not of the Funds.


                                  PROPOSAL ONE

                    PROPOSAL FOR THE VFI FUNDS TO APPROVE AN
                      AGREEMENT AND PLAN OF REORGANIZATION

THIS PROPOSAL IS APPLICABLE TO EACH OF THE VFI FUNDS, AND NOT TO THE GOVERNMENT SECURITIES FUND.

INTRODUCTION

         Shareholders of each VFI Fund are being asked to consider and vote upon an Agreement and Plan of Reorganization, dated as of February 14, 1997 (the "Plan"), by and between the Company, on behalf of each of the VFI Funds, and VAM Institutional Funds, Inc. ("VAM"), on behalf of three newly formed series of VAM which are being created to correspond to each of the VFI Funds and which will have the same names as the respective VFI Funds (the "New VFI Funds"). Pursuant to the Plan, all of the assets of each of the VFI Funds would be acquired by the corresponding fund of the New VFI Funds (which, prior to such time, would have no assets) and shareholders of each of the VFI Funds would become shareholders of the corresponding New VFI Fund and would receive shares in such New VFI Fund equal to the value of their holdings in the relevant VFI Fund on the date of such transaction (the transactions described above will constitute a "VFI Fund Reorganization" for each VFI Fund). The shares to be issued by each New VFI Fund pursuant to its VFI Fund Reorganization ("New VFI Fund Shares") will be issued at net asset value without a sales charge. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of the Company required to effect the VFI Fund Reorganization as contemplated by the Plan. The VFI Fund Reorganizations will not be contingent upon consummation of the Merger.

BACKGROUND

         The VFI Funds currently constitute three series of the Company. However, the Government Securities Fund is also a series of the Company. As described above under "Background," in connection with the Merger, shareholders of the Government Securities Fund will be asked to approve a new investment advisory agreement with DMC. In addition, all shareholders of the Company (including those of the VFI Funds) are being asked to elect new members of the Board of Directors of the Company that will consist principally of individuals who currently serve on the Board of Directors of the investment companies in the Delaware Group.

         The shareholder base, and related marketing and distribution efforts, pertaining to the Government Securities Fund are somewhat separate from and unrelated to those of the VFI Funds, which are sold primarily to financial institutions. In negotiating the terms of the Merger, the owners of VFM and DFG determined that they would prefer to maintain any current rights their companies have to provide investment advisory or distribution services to the VFI Funds, and that any right to provide such services to the VFI Funds should therefore not be an asset of VFM or VFD at the time of the Merger. However, in order to do this, the VFI Funds must be separated out of the corporate entity of which the Government Securities Fund is a series. In order to accomplish this separation, the VFI Fund Reorganizations are being recommended to shareholders of each VFI Fund.

         If the Plan is approved, it will in essence cause the VFI Funds to become, as the New VFI Funds, series of a different corporate entity, VAM. However, this corporate entity will, like the Company, be a Minnesota corporation, and will have the same Board of Directors as the Company currently has. The provisions of the articles of incorporation of VAM, and the rights of shareholders determined thereunder, are substantially the same as those of the Company and its shareholders. The Plan will not result in any other material changes to shareholders. Management of each VFI Fund will remain essentially unchanged. See "Comparison of VFI Funds and New VFI Funds" below.

THE PLAN

         The terms and conditions under which the VFI Fund Reorganizations would be consummated are set forth in the Plan and are summarized below. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

         The Plan provides that (a) each VFI Fund will transfer all of its assets, including portfolio securities, cash, cash equivalents, securities, commodities, futures and interest receivables, to its corresponding New VFI Fund on the Closing Date in exchange for the assumption by such New VFI Fund of all of the VFI Fund's liabilities, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of the VFI Fund prepared by the Treasurer of the Company as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of New VFI Fund Shares; and (b) such New VFI Fund Shares will be distributed to the shareholders of the VFI Fund on the Closing Date or as soon as practicable thereafter and outstanding VFI Fund shares will be canceled and retired. The distribution of New VFI Fund Shares and the cancellation and retirement of outstanding VFI Fund shares is to be accomplished under the Plan by amending the articles of incorporation of the Company in the manner provided in the amendment set forth in Exhibit 1 to the Plan.

         For technical reasons, certain existing investment limitations of one or more VFI Funds may be deemed to preclude a VFI Fund from consummating a VFI Fund Reorganization to the extent that the VFI Fund Reorganization would involve the VFI Fund holding all of its assets as shares of the New VFI Fund until such shares are distributed to the VFI Fund's shareholders. By approving the Plan, a VFI Fund's shareholders will be deemed to have agreed to waive each of these limitations.

         The number of New VFI Fund Shares to be delivered to a VFI Fund will have an aggregate net asset value equal to the value of the VFI Fund assets acquired by such New VFI Fund (net of the liabilities assumed by the New VFI
Fund); these values will be calculated as of the close of business of the New York Stock Exchange on a business day not later than the fifth business day following the receipt of the requisite approval of the Plan by the shareholders of such VFI Fund or at such other time as the VFI Fund and New VFI Fund may agree (the "Valuation Date"). These New VFI Fund Shares will be distributed to the former VFI Fund shareholders, with each such shareholder receiving New VFI Fund Shares with a value equal to the value of their holdings in the relevant VFI Fund.

         For each New VFI Fund, VAM will cause its transfer agent to credit and confirm an appropriate number of New VFI Fund Shares to each VFI Fund shareholder. Neither the Company nor VAM issues stock certificates.

         The Closing Date for each VFI Fund Reorganization will be 5:00 p.m., Eastern Time, on the Valuation Date, or at such other time as the relevant VFI Fund and New VFI Fund may agree. The consummation of each Reorganization is contingent upon the approval of the Plan by the shareholders of the relevant VFI Fund and the receipt of certain opinions and certificates as described in Sections 6, 7 and 8 of the Plan and the occurrence of the events described in those Sections, certain of which may be waived by the relevant VFI Fund or New VFI Fund. The Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the New VFI Fund Shares to be distributed. LNC will bear all direct costs associated with preparation, printing, filing and proxy solicitation incurred in connection with obtaining requisite shareholder approval of each VFI Fund Reorganization. In addition, VFM will pay any unamortized organizational expenses on the books of each VFI Fund immediately prior to its Reorganization.

         The Plan may be terminated and each VFI Fund Reorganization abandoned at any time, before or after approval by the VFI Fund's shareholders, by mutual consent of the Fund and its corresponding New VFI Fund. In addition, either party may terminate the Plan upon the occurrence of a material breach of the Plan by the other party or if, by December 31, 1997, any condition set forth in the Plan has not been fulfilled or waived by the party entitled to its benefits.

         Shareholders of a VFI Fund will continue to be able to redeem their shares at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by a VFI Fund thereafter will be treated as requests for redemption of shares of the corresponding New VFI Fund.

TAX ASPECTS OF THE VFI FUND REORGANIZATIONS

         It is intended that each VFI Fund Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by the VFI Fund's shareholders in connection therewith (except that the dividend or dividends discussed in the first paragraph of this section will be taxable to Fund shareholders subject to taxation). The VFI Funds have not asked, and do not plan to ask, the Internal Revenue Service to rule on the tax consequences of the Fund Reorganizations.

         As a condition to the closing of each VFI Fund Reorganization, the VFI Fund and the New VFI Fund will receive an opinion from Dorsey & Whitney LLP, counsel to such funds, based in part on certain representations to be furnished by each fund, substantially to the effect that the federal income tax consequences of the VFI Fund Reorganization will be as follows:

                  (i) the VFI Fund Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the relevant VFI Fund and corresponding New VFI Fund each will qualify as a party to the VFI Fund Reorganization under Section 368(b) of the Code;

                  (ii) VFI Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the VFI Fund Reorganization, of New VFI Fund Shares. VFI Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of their VFI Fund which are distributed by the Fund prior to its VFI Fund Reorganization;

                  (iii) the tax basis of New VFI Fund Shares received by a VFI Fund shareholder pursuant to a VFI Fund Reorganization will be equal to the tax basis of the VFI Fund Shares exchanged therefor;

                  (iv) the holding period of New VFI Fund shares received by each VFI Fund shareholder pursuant to a VFI Fund Reorganization will include the period during which the shareholder held the VFI Fund shares exchanged therefor, provided that the VFI Fund Shares were held as a capital asset on the date of the relevant VFI Fund Reorganization;

                  (v) the VFI Fund will recognize no income, gain or loss by reason of the VFI Fund Reorganization;

                  (vi) the corresponding New VFI Fund will recognize no income, gain or loss by reason of the VFI Fund Reorganization;

                  (vii) the tax basis of the assets received by a New VFI Fund pursuant to the VFI Fund Reorganization will be the same as the basis of those assets in the hands of the corresponding VFI Fund immediately prior to its VFI Fund Reorganization;

                  (viii) the holding period of the assets received by a New VFI Fund pursuant to a VFI Fund Reorganization will include the period during which such assets were held by the corresponding VFI Fund; and

                  (ix) the New VFI Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding VFI Fund immediately prior to its VFI Fund
         Reorganization.

         The foregoing advice is based in part upon certain representations furnished by each VFI Fund, VFM and certain 5% shareholders of each VFI Fund, of which two principal representations (for each VFI Fund) are: (a) immediately following consummation of the VFI Fund Reorganization, the shareholders of the VFI Fund will own all of the outstanding stock of the New VFI Fund and will own such stock solely by reason of their ownership of stock of the VFI Fund immediately prior to the VFI Fund Reorganization; and (b) there is no plan or intention on the part of shareholders of the VFI Fund who own 5% or more of the shares of the VFI Fund and, to the best knowledge of management of the VFI Fund, there is no plan or intention on the part of the remaining shareholders of the VFI Fund to sell, exchange or otherwise dispose of any of the New VFI Fund Shares to be received in the VFI Fund Reorganization.

         SHAREHOLDERS OF EACH VFI FUND SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED VFI FUND REORGANIZATION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. SINCE THE FOREGOING DISCUSSION RELATES ONLY TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE VFI FUND REORGANIZATIONS, SHAREHOLDERS OF EACH VFI FUND SHOULD CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE VFI FUND REORGANIZATION.

DISSENTERS' RIGHTS

         Pursuant to Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act (the "MBCA Sections"), record holders of VFI Fund shares are entitled to assert dissenters' rights in connection with the Fund Reorganization and obtain payment of the "fair value" of their shares, provided such shareholders comply with the requirements of the MBCA Sections. NOTWITHSTANDING THE PROVISIONS OF THE MBCA SECTIONS, THE DIVISION OF INVESTMENT MANAGEMENT (THE "DIVISION") OF THE COMMISSION HAS TAKEN THE POSITION THAT ADHERENCE TO STATE APPRAISAL PROCEDURES BY A REGISTERED INVESTMENT COMPANY ISSUING REDEEMABLE SECURITIES WOULD CONSTITUTE A VIOLATION OF RULE 22C-1 UNDER THE 1940 ACT. THIS RULE PROVIDES THAT NO OPEN-END INVESTMENT COMPANY MAY REDEEM ITS SHARES OTHER THAN AT NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A TENDER OF SUCH SECURITY FOR REDEMPTION. IT IS THE VIEW OF THE DIVISION OF INVESTMENT MANAGEMENT THAT RULE 22C-1 PREEMPTS APPRAISAL PROVISIONS IN STATE STATUTES.

         It should be emphasized that, as usual, VFI Fund shareholders may redeem their shares at net asset value at any time prior to the Closing Date in accordance with the redemption procedures set forth in the VFI Funds' Prospectus.

DESCRIPTION OF SHARES

         Shares of each New VFI Fund to be issued pursuant to the Plan will, when issued, be fully paid and nonassessable by the relevant New VFI Fund and transferable without restrictions and will have no preemptive or conversion rights.

COMPARISON OF THE VFI FUNDS AND NEW VFI FUNDS

         INVESTMENT ADVISER AND SUB-ADVISER. VAM, on behalf of each New VFI Fund, would enter into an investment advisory agreement with terms substantially identical to those of the corresponding VFI Fund's current investment advisory agreement. Thus, for the Intermediate Duration and Core Portfolios, VAM on behalf of the corresponding New VFI Funds would enter into investment advisory agreements with Marquette with terms substantially identical to those of the current investment advisory agreements with Marquette. For each of Intermediate Duration Portfolio and Core Portfolio, Marquette would in turn enter into a new sub-advisory agreement with VAM LLC with terms substantially identical to those contained in the current sub-advisory agreements with VFM. As described above, prior to the consummation of the Merger, DFG will complete the Dougherty Reorganization whereby certain assets of DFG and its subsidiaries, including certain assets of VFM, will be sold by DFG to certain newly organized limited liability companies, including VAM LLC. These limited liability companies will not merge with a subsidiary of LNC or otherwise be acquired by LNC in the Merger. The ultimate ownership and control of VAM LLC is anticipated to remain with the same individuals who currently own and control VFM, namely, Michael E. Dougherty, James O. Pohlad, Robert C. Pohlad and William M. Pohlad. It is expected that the individuals who currently serve as the principal executive officer and the directors of VFM will, with the exception of Frank C. Tonnemaker, serve in similar capacities with VAM LLC after the Merger. See "Supplemental Information about Voyageur Fund Managers, Inc." Thus, a vote in favor of a VFI Fund Reorganization by shareholders of the Intermediate Duration Portfolio and Core Portfolio will be deemed to be a vote to authorize such VFI Funds (as sole shareholders of the New VFI Fund Shares of their corresponding New VFI Funds on the date of such reorganizations) to vote in favor of a new advisory agreement between VAM, on behalf of such New VFI Funds, and Marquette, and a new sub-advisory agreement between Marquette and VAM LLC.

         Similarly, for the Short Duration Portfolio, the corresponding New VFI Fund would enter into an investment advisory agreement with terms substantially identical to those of the current investment advisory agreement with CF Services. However, if shareholders of Short Duration Portfolio approve Proposal Two, such new investment advisory agreement will be with Cadre Financial Services, Inc., rather than CF Services. If shareholders do not approve Proposal Two, such new investment advisory agreement will be with CF Services. Thus, a vote in favor of the VFI Fund Reorganization by shareholders of the Short Duration Portfolio will be deemed to authorize the approval of an advisory agreement between VAM, on behalf of the Short Duration Portfolio of the New VFI Funds, and, subject to any vote of shareholders rendered in accordance with Proposal Two below, either CF Services or Cadre Financial Services, Inc.

         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The investment objectives, policies and restrictions of each New VFI Fund will be identical to those of its corresponding current VFI Fund.

         DIRECTORS AND EXECUTIVE OFFICERS. As mentioned above, the directors of VAM are the same as the current directors of the Company. The officers of VAM are the same individuals as listed below under "Executive Officers of Voyageur Funds." However, Mr. McCullagh and Ms. Howell will resign as officers of VAM immediately prior to the Merger.

         PLAN OF DISTRIBUTION; PRINCIPAL UNDERWRITER. The Plan of Distribution for each New VFI Fund is identical to the corresponding current VFI Fund's current Plan of Distribution. VFD acts as the principal underwriter of the Fund's shares. Dougherty Dawkins LLC, one of the limited liability companies to be formed in the Dougherty Reorganization, will act as the principal underwriter of each New VFI Fund's shares.

         DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT. VFM currently acts as each VFI Fund's dividend disbursing, transfer, administrative and account services agent pursuant to an administrative services agreement. VAM LLC will act in such capacities for each of the New VFI Funds pursuant to an administrative services agreement that will have identical terms to the current agreement between VFM and the Fund. VAM LLC may contract with third parties to provide some of these services.

THE BOARD'S CONSIDERATIONS

         At a meeting of the Board held on February 7, 1997, VFM reviewed the proposed Plan with the Board. In reviewing the Plan, the Board considered the various factors discussed above, including the following:

                  (a) each VFI Fund is currently a series of the Company - a corporate entity that will become a part of the Delaware Group, whereas the VFI Funds will not be advised by DMC or its affiliates;

                  (b) the Plan will result in no material changes to shareholders of the VFI Funds other than a change in the corporate entity of which their fund is a series, and will allow their fund to be a series of a corporate entity that will be advised by VAM LLC;

                  (c) the Board of Directors of VAM will not change as a result of the VFI Fund Reorganizations or the Merger and will continue to consist of the same individuals who currently serve on the Board of the Company;

                  (d) it is anticipated that each VFI Fund Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by any VFI Fund or its shareholders for federal income tax purposes as a result of its Reorganization.

         Based on the foregoing, at a meeting held on February 14, 1997, the Board, including a majority of the Board's directors who are not "interested persons" of the Company as defined by the 1940 Act, determined that the VFI Fund Reorganizations are in the best interests of the shareholders of the VFI Funds and that the interests of VFI Fund shareholders will not be diluted as a result thereof, and therefore approved the Plan.

VOTE REQUIRED

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF EACH VFI FUND VOTE IN FAVOR OF APPROVAL OF THE PLAN. For each VFI Fund, the affirmative vote of a majority of the shares entitled to vote is required to approve the Plan for such Fund.

                                  PROPOSAL TWO

             PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
                      FOR THE VFI SHORT DURATION PORTFOLIO

THIS PROPOSAL IS APPLICABLE ONLY TO THE VFI SHORT DURATION PORTFOLIO.

BACKGROUND

         CF Services, Inc. ("CF Services"), formerly Cadre Financial Services, Inc., currently serves as the investment adviser for the VFI Short Duration Portfolio (for purposes of this Proposal Two, the "Fund"). Subject to the direction of the Board, CF Services is responsible for the overall management of the Fund's business and investment affairs under the terms of an Investment Advisory and Management Agreement (for purposes of this Proposal Two, the "Existing Advisory Agreement"). Through the 1996 year-end, the principal business of CF Services was to serve as the adviser and administrator of collective, short-term investment programs for local governmental and municipal entities and other organizations. Except for the Fund, only one of those programs had been registered under the 1940 Act. As of December 31, 1996, CF Services and its affiliates managed or administered approximately $5.8 billion in assets for more than 2,600 institutional investors. CF Services maintains its principal office at 905 Marconi Avenue, Ronkonkoma, New York 11779.

         Pursuant to an Asset Purchase Agreement dated as of August 19, 1996 (the "Purchase Agreement"), AMBAC Investment Management, Inc. ("AIMI"), an indirect wholly-owned subsidiary of AMBAC, Inc. ("AMBAC") acquired substantially all of the assets of CF Services, effective December 31, 1996 (the "Acquisition"). On or about January 6, 1997, AIMI changed its name to Cadre Financial Services, Inc. ("New Cadre Financial").

           Shareholders of the Fund are being asked to approve a new investment advisory and management agreement (for purposes of this Proposal Two, the "New Advisory Agreement") between the Fund and New Cadre Financial, to take effect immediately upon the receipt of such approval. Under the New Advisory Agreement, New Cadre Financial would serve as investment adviser to the Fund. Except for the investment adviser and different effective and termination dates, the terms of the New Advisory Agreement are substantially identical to the terms of the Existing Advisory Agreement. If shareholders of the Fund approve this Proposal and also approve the VFI Fund Reorganization for the Fund (as described above in Proposal One), upon the closing of such VFI Fund Reorganization, an advisory agreement with identical terms to those of the New Advisory Agreement will be entered into between VAM and New Cadre Financial governing the Short Duration Portfolio of the New VFI Funds.

SUMMARY OF THE AIMI/CADRE TRANSACTION

         THE COMPANY AND THE FUND ARE NOT PARTIES TO THE PURCHASE AGREEMENT. NONE OF THE COMPANY, THE FUND OR THE DIRECTORS (INDIVIDUALLY OR COLLECTIVELY) MAKE ANY REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS SECTION ENTITLED "SUMMARY OF THE AIMI/CADRE TRANSACTION" OR ANY OTHER INFORMATION PROVIDED IN THIS PROXY STATEMENT WITH RESPECT TO THE TERMS AND CONDITIONS OF THE PURCHASE AGREEMENT OR THE ACQUISITION, OR THE DESCRIPTION OF NEW CADRE FINANCIAL AND ITS AFFILIATES.

         Pursuant to the Purchase Agreement, AMBAC purchased from CF Services and transferred to New Cadre Financial all of CF Services' right, title and interest in substantially all of the assets, businesses, goodwill, franchises, rights, privileges, interests, claims and properties (tangible or intangible) of every kind and description owned by CF Services or any person (whether directly, immediately or ultimately) controlling, controlled by or under common control with CF Services and used, useful or necessary in connection with, or arising out of, or pertaining in any manner to, the conduct or operations of CF Services' business, other than "Excluded Assets," as defined below. In addition, certain key employees of CF Services entered into employment agreements with New Cadre Financial.

         In exchange for the transfer of the assets of CF Services, New Cadre Financial transferred a specified number of shares of AMBAC stock to CF Services and assumed certain liabilities of CF Services. At the option of CF Services, and subject to certain limitations designed to assure that the Acquisition would be treated as a tax-free reorganization of CF Services, AMBAC was required to pay a portion of the purchase price in cash. Certain additional consideration may be payable in the future, based upon the financial performance of the business attributable to CF Services during the four year period following the closing of the Acquisition.

         Certain assets of CF Services, including assets relating to the management of the Fund, were not purchased by AMBAC in the Acquisition (the "Excluded Assets"). In addition, individuals involved in the management of the Fund, including the Fund's portfolio manager, continue to be employed by CF Services. The Purchase Agreement provided, however, that CF Services would use its best efforts to obtain the approval of the Company's Board and the shareholders of the Fund of the New Advisory Agreement between the Fund and New Cadre Financial. The Purchase Agreement also requires that CF Services resign as the Fund's investment adviser if such approval is not obtained within 90 days from the closing of the Acquisition. If shareholder approval of the New Advisory Agreement is obtained, CF Services will transfer to New Cadre Financial, for no additional consideration, its assets related to the Fund. In addition, individuals involved in the management of the Fund have accepted employment agreements with New Cadre Financial. Investment decisions for the Fund are made by a committee, and no individual or individuals are primarily responsible for making recommendations to that committee.

         AMBAC, which has its principal office at One State Street Plaza, New York, New York 10004, is a publicly held company, shares of which are listed on the New York Stock Exchange. Through various subsidiaries, AMBAC is a leading insurer of municipal and structured finance obligations and a provider of investment contracts and interest rate swaps to states, municipalities, municipal authorities and other entities in connection with their financing. New Cadre Financial is a wholly-owned subsidiary of AMBAC Capital Corporation ("AMBAC Capital"), which in turn is a wholly-owned subsidiary of AMBAC. New Cadre Financial is registered as an investment adviser under the Investment Advisers Act of 1940, and has served as the investment adviser to two other registered investment companies: since 1995, AMBAC Treasurers Trust, a registered investment company with three investment portfolios (including two money market funds) and total assets of approximately $100 million as of December 31, 1996; and, since December 31, 1996, Hospital and Health Facilities Trust, a registered investment company with one investment portfolio and total assets of approximately $45.7 million as of December 31, 1996. AMBAC, through various subsidiaries, also manages its own investment portfolios with total assets of approximately $5 billion. Information regarding the advisory fees of the AMBAC Treasurers Trust money market funds and Hospital and Health Facilities Trust money market fund and the currently effective fee waivers and expense reimbursement arrangements respecting those funds is contained in the attached
Schedule 2. The principal offices of New Cadre Financial and AMBAC Capital are located at 300 Nyala Farms Road, Westport, Connecticut 06880.

DIRECTORS AND OFFICERS

         The chief executive officer and directors of CF Services and their principal occupations are as follows:


Name                         Title                        Principal Occupation
----                         -----                        --------------------
William T. Sullivan, Jr.     CEO/Chairman                 CEO of CF Services, Inc. and Cadre Securities,
                                                          Inc.

Francis X. Sullivan          Vice Chairman/Director       COO of CF Services, Inc. and Cadre Securities,
                                                          Inc.

Joan M. Restivo              Director                     Executive Vice President of CF Services, Inc.
                                                          and Cadre Securities, Inc.

Beth A. Smith                Director                     Senior Vice President of CF Services, Inc. and
                                                          Cadre Securities, Inc.

Richard I. Bauer             Director                     President of Cadre Securities, Inc.

Lynford Moyer                Director                     Retired

John Elberfeld               Director                     Retired

Raymond Peets                Director                     Associated person, Advest, Inc.

         As of the Record Date, the following persons each beneficially owned more than 10% of the outstanding shares of CF Services:

Name and Address                              Name and Address
----------------                              ----------------
Joan A. Restivo                               Kevin T. Sullivan
16 Maple Run Drive                            8 Rosanne Court
Jericho, New York 11753                       Nesconset, New York 17767

Beth A. Smith                                 Timothy P. Sullivan
6 Cynthia Court                               38 Laura Lee Drive
Setauket, New York 11733                      Center Moriches, New York 11734

Adelade Sullivan                              William M. Sullivan
8 Rosanne Court                               993 South Snedecor Avenue
Nesconset, New York 11767                     Bayport, New York 11705

Francis X. Sullivan
19 Marzella Street
Brookhaven, New York 11719

         The directors of New Cadre Financial and their principal occupations are as follows:


Name                         Title                         Principal Occupation
----                         -----                         --------------------

William T. Sullivan, Jr.     CEO/Chairman                  CEO of Cadre Financial Services, Inc.
                                                           and Cadre Securities, Inc.

Francis X. Sullivan          Vice Chairman/ COO/Director   COO of Cadre Financial Services, Inc.
                                                           and Cadre Securities, Inc.

Stephen A. Attanasio         Managing Director/ Director   Managing Director of Cadre Financial
                                                           Services, Inc.

Frank J. Bivona              Director                      Senior Vice President, Chief Financial
                                                           Officer and Treasurer of AMBAC Inc. and
                                                           AMBAC Indemnity Corporation

Michael W. Kelly             Director                      Managing Director AMBAC Financial
                                                           Services, Limited Partnership

EFFECT OF THE ACQUISITION ON THE FUND

         The Existing Advisory Agreement between the Company, on behalf of the Fund, and CF Services provides that it is terminable by either party upon 60 days' written notice. As discussed above, the Purchase Agreement requires that CF Services resign as the Fund's investment adviser and terminate the Existing Advisory Agreement if the New Advisory Agreement is not approved by the Board and shareholders of the Fund within 90 days of the closing of the Acquisition.

         The Board has considered and evaluated the desirability of entering into the New Advisory Agreement with New Cadre Financial (sometimes referred to hereafter in this Proposal Two as the "New Adviser"). In this regard, the Board was advised by AMBAC that no material changes in investment philosophy, policies, or strategies are presently contemplated by the New Adviser. The New Adviser will conduct its operations relating to the Fund from the same offices now used by CF Services. The New Adviser nevertheless expects to conduct a review of its operations due to the Acquisition and, based upon such review, certain changes could be implemented. However, AMBAC has represented that one of the purposes of any such changes will be to enhance the quality and scope of services provided to the Fund and other clients.

         If approved by the Fund's shareholders, the New Advisory Agreement will become effective immediately on the date on which such shareholder approval is obtained. The terms of the New Advisory Agreement provide that it shall remain in effect for an initial term of two years from the date of its execution, and that it may be continued in effect from year to year thereafter if approved annually by either the Board or by a majority of the Fund's shareholders and, in each case, by a majority of the Board's directors who are not "interested persons" of the Company as defined by the 1940 Act (the "Independent Directors").

THE ADVISORY AGREEMENTS

         The Existing Advisory Agreement was executed on____ 199_, and was approved by the Fund's initial shareholder on ____, 199_.

         Except for the description of the New Adviser and different effective and termination dates, the terms of the New Advisory Agreement are substantially identical to the terms of the Existing Advisory Agreement.

         The New Advisory Agreement provides that the New Adviser will act as the investment adviser of the Fund and, subject to the control and direction of the Board, will manage the investments of the Fund in accordance with the investment objectives, policies and limitations of the Fund. The Fund will remain responsible to pay all expenses not assumed by the New Adviser, including interest and taxes, expenses of the Independent Directors, legal and audit expenses, custodial fees, insurance, and the expenses of preparing and filing amendments to the Fund's registration statement, reports, notices and meeting material to shareholders, and the costs of printing and mailing prospectuses, reports and other materials sent to shareholders.

         For the services of CF Services under the Existing Advisory Agreement, the Fund pays CF Services a monthly investment advisory and management fee computed at an annual rate of .10% of the average daily net assets of the Fund. This fee will remain unchanged under the New Advisory Agreement. For the period from March 27, 1996 (inception) through the fiscal year end of October 31, 1996, the Fund paid advisory fees of $17,532 to CF Services.

         Section 15(f) of the 1940 Act provides that an investment adviser to a mutual fund and its affiliated persons may receive any amount or benefit in connection with the sale of such adviser which results in an "assignment" of an advisory agreement if two conditions are met. Under these two conditions: (1) for a period of three years after the sale, at least 75% of the board of directors of the fund must be persons who are not "interested persons" of the fund's new adviser or predecessor adviser; and (2) there must not be imposed an "unfair burden" as a result of the sale or any express or implied terms, conditions or understandings related thereto. An "unfair burden" is defined to include any arrangement, during the two year period after the sale, whereby the new adviser or predecessor adviser receives or is entitled to receive any compensation directly or indirectly: (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, the fund, other than bona fide ordinary compensation as principal underwriter; or
(2) from the fund or its shareholders for other than bona fide investment advisory or other services. Although there has not been an assignment of the Existing Advisory Agreement, because the Purchase Agreement provided for a delay in the transfer of assets related thereto so that shareholders could be asked to approve the New Advisory Agreement, AMBAC has agreed that neither it nor any of its affiliates will take any actions which would cause the "safe harbor" provisions of Section 15(f) not to be met.

         Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities typically include a commission paid by the issuer to the underwriter and the purchase price paid to market makers for the securities generally includes a "spread" which represents compensation to the market maker.

         Currently, transactions are allocated to various dealers by CF Services in its best judgment. The primary considerations are prompt and effective execution and orders at the most favorable price. Subject to those primary considerations, business may be placed with broker-dealers who furnish investment research services to CF Services. Such research services are used by CF Services in carrying out its investment management responsibilities with respect to its client accounts generally, but not necessarily in connection with the Fund.

         Under the New Advisory Agreement, the New Adviser will be responsible for placing orders for the purchase and sale of portfolio securities for the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and consistent with the practices of CF Services described above.

         During the fiscal year ended December 31, 1996, the Fund did not pay any brokerage commissions.

EVALUATION BY THE BOARD OF THE NEW ADVISORY AGREEMENT

         On February 14,1997, the Board met to evaluate the New Advisory Agreement. In evaluating the New Advisory Agreement, the Board reviewed various materials that were furnished by AMBAC in advance of the meeting, including information regarding AMBAC and its affiliates and their personnel, operations and financial condition. In its deliberations, the Board considered the fact that certain key personnel formerly with CF Services were now employed by the New Adviser, and the anticipated continued employment of certain current personnel of CF Services involved in management of the Fund by the New Adviser. The Board believed these factors to be important to assure the continued quality of services provided to the Fund. The Board also considered comparative information pertaining to other investment companies with investment objectives similar to the Fund. In addition, it reviewed and discussed the terms and provisions of the New Advisory Agreement and compared fees payable by the Fund under the New Advisory Agreement with those paid by other investment companies.

         The Board identified several potential benefits that the Fund can be expected to obtain under the New Advisory Agreement. In this regard, the Board determined that the expanded research and credit review capabilities that would be available from the New Adviser would benefit the Fund and its shareholders. The Board also concluded that AMBAC's commitment to devote additional resources and personnel to expand compliance and control systems should enhance the quality of services received by the Fund. At the same time, the rate at which advisory fees are paid by the Fund would remain unchanged under the New Advisory Agreement. These factors, coupled with the fact that former senior officers of CF Services now serve as senior officers of the New Adviser, would help to insure a smooth transition. These various considerations led the Board to conclude that the approval of the New Advisory Agreement would be in the best interests of the Fund and its shareholders.

         In considering these matters, the Board was advised by the Fund's independent counsel and considered all information that it believed was relevant to its deliberations.

         Based upon the foregoing, the Board, including the Independent Directors, unanimously approved the New Advisory Agreement and approved the taking of various actions necessary to obtain its approval by shareholders.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE VFI SHORT DURATION PORTFOLIO VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT. Approval of the proposal requires the favorable vote of a "majority of the outstanding voting securities" of such Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote to approve the New Advisory Agreement.


                                 PROPOSAL THREE

           PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR
                         THE GOVERNMENT SECURITIES FUND

THIS PROPOSAL IS APPLICABLE ONLY TO SHAREHOLDERS OF THE GOVERNMENT SECURITIES FUND.

INTRODUCTION

         As discussed above under "Background," the Merger will cause the current investment advisory agreement of the Government Securities Fund (for purposes of this Proposal Three, the "Current Agreement") to terminate automatically in accordance with its terms, as required by the 1940 Act. Such termination will necessitate adoption by the Government Securities Fund (sometimes referred to in this Proposal simply as the "Fund") of a new investment advisory agreement for the provision of such services (for purposes of this Proposal Three, the "New Agreement"). Under the 1940 Act, the New Agreement must be approved by the Government Securities Fund's shareholders.

         The investment adviser under the New Agreement would be DMC. DMC is an indirect wholly-owned subsidiary of LNC. However, as described below in Proposal Four, subject to shareholder approval, DMC would enter into a sub-advisory agreement with VAM LLC whereby VAM LLC will utilize Jane M. Wyatt, the Fund's current portfolio manager, to provide day to day portfolio management services.

BOARD OF DIRECTORS' RECOMMENDATION

         The Board, including a majority of the Board's directors who are not "interested persons" of the Company, as defined by the 1940 Act, voted to approve the New Agreement for the Government Securities Fund. For information about the Board's deliberations and the reasons for its recommendation, please see "Evaluation of the Merger by the Board of Directors" below in this Proposal Three.

         The Board recommends that shareholders of the Government Securities Fund vote in favor of the approval of the New Agreement.

COMPARISON OF THE NEW AGREEMENT AND CURRENT AGREEMENT

         Except as described below, the Government Securities Fund's New Agreement will contain the same terms and conditions as are contained in such Fund's Current Agreement, including the investment advisory fees payable by the Fund. A form of the New Agreement is attached to this Proxy Statement as Exhibit
B. The following discussion is qualified in its entirety by reference to the text of New Agreement. If approved by shareholders, the New Agreement will take effect upon consummation of the Merger.

         ADVISORY SERVICES. Pursuant to both the Current Agreement and the New Agreement (sometimes referred to hereafter in this Proposal Three collectively as the "Agreements"), VFM (in the case of the Current Agreement) and DMC (in the case of the New Agreement) (each of which may sometimes be referred to hereafter in this Proposal Three as an "Adviser"), has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund, subject to the investment objective and investment policies and restrictions of the Fund and the supervision of the Board. Under both Agreements, the Adviser is required to furnish, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. In addition, the Adviser is required, if the Company so requests, to arrange for its officers and employees to serve without compensation from the Fund as directors, officers or employees of the Company if duly elected to such positions by the shareholders or directors of the Company or the directors of the Company.

         COMPENSATION. The rate at which investment advisory fees are payable by the Fund under the Current Agreement are identical to the rate at which fees which will be payable under the New Agreement except that, as described in the following paragraph, under the Current Agreement, VFM is contractually obligated to pay certain operating expenses of the Fund if such expenses exceed a certain level. Under both Agreements, as compensation for the Adviser's services, the Fund is obligated to pay to the Adviser a monthly investment advisory fee at an annual rate of .50% of the Fund's average daily net assets. The fee is based on the average daily value of the Fund's net assets at the close of each business day.

         FEE AND EXPENSE LIMITATIONS. Under the Fund's Current Agreement, VFM is contractually obligated to pay certain operating expenses of the Fund, including the investment advisory, administrative services and Rule 12b-1 fees but excluding interest expense, taxes, brokerage fees and commissions, which exceed on an annual basis 1.25% of the Fund's average daily net assets attributable to Class A and Institutional Class shares and 2.00% of the Fund's average daily net assets attributable to Class B and Class C shares up to the combined amount of the investment advisory and administrative services fees received from the Fund.

         The New Agreement will not include any contractual expense limitation provisions. However, DMC has committed, for a period of two years following the date of Closing, to voluntarily waive fees and/or pay Fund expenses to the same extent, if any, as would have been necessary to comply with such contractual provisions. See "Fees and Expenses" below.

         Under both Agreements, all costs and expenses incurred in the operation of the Fund, to the extent not specifically assumed by the Adviser or the Fund's distributor, are the responsibility of the Fund.

         ABILITY TO RETAIN A SUB-ADVISER. The Current Agreement provides that VFM shall have the sole and exclusive responsibility for the management of the Fund's investment portfolio and for making and executing all investment decisions for the Fund. The New Agreement authorizes DMC, at its expense, to retain a sub-adviser or sub-advisers to perform some or all of the services for which the Adviser is responsible under the New Agreement. Any retention of a sub-adviser is subject to approval by the Board and the shareholders of the Fund. Shareholders of the Fund are being asked to approve a sub-advisory agreement between DMC and VAM LLC. (See Proposal Four.)

         STANDARD OF CARE. The Current Agreement does not contain an explicit standard of care. The New Agreement provides that, unless there is willful misfeasance, bad faith, gross negligence or a reckless disregard of its duties, DMC shall not be liable to the Fund or its shareholders for any action or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

         PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE. The New Agreement provides that, subject to the primary objective of obtaining the best available prices and execution, DMC may place orders with brokers or dealers who provide brokerage and research services to DMC or its advisory clients. The New Agreement also provides that, to the extent consistent with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Fund and other funds to which DMC provides advisory services. The services which may be provided to DMC include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services will be used by DMC in connection with its investment decision-making process with respect to one or more funds and accounts that it manages, and need not be used, or used exclusively, with respect to the Fund. The New Agreement also provides that higher commissions are permitted to be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. There are no provisions in the Current Agreement addressing these issues. Disclosure in the Fund's current Prospectus and Statement of Additional Information provides, however, that the Adviser may engage in such practices.

         TERM. If approved by shareholders, the New Agreement will become effective upon consummation of the Merger and will have an initial term of two years. Thereafter, as is also the case with the Current Agreement, the New Agreement will continue from year to year only if approved annually (a) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and (b) by the vote of a majority of the Independent Directors, cast in person at a meeting of the Board called for the purpose of voting on such approval. In the case of both Agreements, the Agreement may be terminated by the Fund or by its Adviser on 60 days' notice to the other party, and terminates automatically upon its assignment.

OTHER INFORMATION RELATED TO THE AGREEMENTS

         The first table below sets forth for the Fund the date of the Current Agreement, the date on which it was last submitted to a vote of the shareholders, the purpose of such submission, the rate of compensation payable under such Agreement, advisory fees paid to and waived by VFM for the Fund's last fiscal period (a four-month period ended October 31, 1996) and the Fund's net assets at December 31, 1996. The second table sets forth for the Fund's most recently completed fiscal period the administrative services fees paid to VFM under the Fund's Administrative Services Agreement, commissions paid to VFD under the Fund's Distribution Agreement, and Rule 12b-1 fees paid to VFD under the Fund's Plan of Distribution.


                    Date Last                                                                 Net Assets
         Date of  Submitted to     Purpose of      Rate of       Advisory       Advisory        of Fund
          Agmt    Shareholders     Submission   Compensation*    Fees Paid     Fees Waived    at 12/31/96
          ----    ------------     ----------   -------------    ---------     -----------    -----------
                                                    0.50%        $187,687          $0        $117,475,851


                                                  Commissions
                                                  Paid to VFD
           Administrative                            under        Rule 12b-1
              Feed Paid       Administrative     Distribution      Fees Paid      Rule 12b-1
               to VFM           Fees Waived        Agreement        to VFD        Fees Waived
               ------           -----------        ---------        ------        -----------
               $44,565              $0               $1628           $5797            $0

--------------------

*   As a percentage of average daily net assets.

**  For the four-month fiscal period ended 10/31/96.

FEES AND EXPENSES

         As discussed above, the Current Agreement contains contractual expense limitations. The New Agreement will not contain any such limitations. However, DMC has committed for a period of two years following the date of the Closing of the Merger to waive fees and/or pay Fund expenses to the same extent, if any, as would have been necessary had such contractual expense limitations remained in place.

         In addition to such contractual expense limitations described above, VFM and VFD have, on a voluntary basis, waived additional fees and reimbursed additional Fund expenses. The amount of such voluntary fee waivers and expense reimbursements has varied from year to year depending on VFM's and VFD's assessment of market conditions. Senior management of VFM and VFD have reviewed with senior management of DMC, Delaware Distributors and Delaware Service the amount of fees and expenses that VFM and VFD expected to waive or reimburse during 1997 and the expected total expense ratios for the Fund for 1997, and the expected total expense ratios for the Fund for 1997, after taking into account such fee waivers and expense reimbursements. DMC currently expects to voluntarily waive fees and/or pay Fund expenses following the Closing and through December 31, 1997 to the extent necessary to cause the total expense ratio for the Fund to be the same as the total expense ratio that senior management of VFM and VFD projected for the Fund during 1997. In accordance with DMC's standard process, it is expected that, commencing in 1998, the voluntary fee waivers and expense limitations described in this paragraph will be reviewed on a semi-annual basis and may be adjusted or eliminated from time to time based on factors determined by DMC, Delaware Distributors and Delaware Service to be relevant. Notwithstanding any possible adjustment or elimination of voluntary fee waivers or expense limitations, fees paid to VFM or DMC for investment management services after the Closing will not exceed those set forth in the New Agreement unless shareholder approval is obtained. Nor will Rule 12b-1 Plan payments exceed the levels set forth in the Fund's existing Rule 12b-1 Plan, without shareholder approval.

EVALUATION OF THE MERGER BY THE BOARD OF DIRECTORS

         On January 15, 1997, the Board was informed by VFM that DFG had entered into the Merger Agreement. After such notification, the Board was advised by counsel to the Fund regarding the directors' fiduciary obligations and the nature and extent of the information that they should consider requesting in order to evaluate the New Agreement and the potential impact of the Merger on the Fund and its shareholders. A special meeting of the Board was held on January 28, 1997, at which meeting the Board met with various executive officers of LNC, DMC, Delaware Distributors and Delaware Services (collectively, "DMH representatives"). These individuals presented to Board members background information on LNC, information on DMC, including its experience in municipal bond fund and fixed income fund management, and the structure of and rationale behind the proposed Merger. They also discussed the capabilities of Delaware Distributors and Delaware Service and described the Transition Services Agreement referred to above that was designed to help provide continuity with respect to shareholder servicing, fund accounting and dividend disbursing and transfer agency services. DMC representatives summarized the other benefits that the Merger, in their opinion, could bring to Fund shareholders, including benefits in the areas of customer service and fund accounting, improved distribution as a result of the strength of Delaware Distributors, and access through a net asset value exchange privilege to all open-end mutual funds in the Delaware Group.

         At the meeting, the Board appointed a special committee made up of disinterested directors (the "Special Committee") to further consider and make recommendations to the Board as to the appropriateness of the proposed transactions. Those directors who are members of the Special Committee are James
W. Nelson and Thomas F. Madison. On February 5, 1997, the Special Committee travelled to DMC's headquarters and met with senior management representatives of DMC to review various aspects of the proposed Merger, the background of DMC and its affiliates, DMC's operational capabilities and compliance functions and future plans for the Funds. The Special Committee also met with certain nominees to the Board.

         At a meeting on February 7, 1997, the Board met to review with the Special Committee the findings of such committee. The Board also met with senior management representatives of DMC and reviewed substantial additional information regarding the following points: (a) the structure of the Merger; (b) the performance and abilities of DMC, including performance information for funds in the Delaware Group; (c) benefits of the Merger to Fund shareholders;
(d) Fund expenses following the transaction; (e) proposed staffing and personnel relative to the Fund; (f) organizational style; (g) the financial condition of LNC and its affiliates; (h) the fact that a consolidation of the Fund with another fund in the Delaware Group is currently not being considered; (i) anticipated changes in Fund officers and counsel; (j) the compliance philosophy and record of DMC and its affiliates; (k) distribution, shareholder servicing and fund accounting; and (l) pro forma profitability information (in connection with providing advisory, distribution and other services to the Fund) for DMC, Delaware Distributors and Delaware Service, assuming consummation of the Merger.

         A final meeting of the Board was held on February 14, 1997 for the purpose of approving the New Agreement. At such meeting, the Board recommended that the shareholders of the Fund approve the New Agreement, to become effective as of the closing of the Merger. During its deliberations the Board noted, in particular, the following:

         * The New Agreement contains substantially the same terms and conditions as are contained in the Current Agreement except that, as discussed above, the New Agreement does not contain a contractual expense limitation provision and it allows the Adviser to retain one or more sub-advisers.

         * DMC has committed, for a period of two years following the date of Closing, to voluntarily waive fees and/or pay Fund expenses to the same extent, if any, as would have been necessary to comply with the contractual expense limitations in the Current Agreement.

         * The Fund will not bear any costs or expenses in connection with the Merger, including the costs of this proxy solicitation.

         * No change in the Fund's investment objective or fundamental policies is contemplated in connection with the Merger.

         * The Merger is expected to result in a number of benefits to shareholders, including access through a net asset value exchange privilege to all of the open-end mutual funds in the Delaware Group.

         * The Merger is not expected to cause any change in the investment personnel managing the majority of the Funds.

         The Board also considered Section 15(f) of the 1940 Act during its deliberations. Section 15(f) provides a "safe harbor" from the 1971 case of ROSENFELD V. BLACK, in which the U.S. Court of Appeals for the Second Circuit held that an investment adviser is prohibited from benefitting financially in connection with the sale or assignment of its advisory office to another investment adviser. Under the ROSENFELD analysis, any compensation received by an investment adviser or an affiliate thereof in connection with the transfer or assignment of an investment advisory agreement arguably would be prohibited if all or any portion of such compensation constitutes consideration for the assistance by such investment adviser or affiliate thereof in facilitating the transfer of the investment advisory office to the successor adviser. The Section 15(f) safe harbor is available if two conditions are met. First, for a period of three years after the transaction at least 75% of the board members of the investment company must not be "interested persons" (within the meaning of the 1940 Act) of the new or predecessor investment adviser. The Board of Directors which shareholders are being asked to elect in Proposal Five, below, consists of eight directors, two of whom, Jeffrey J. Nick and Wayne A. Stork, are interested persons of LNC, and none of whom are interested persons of VFM. Accordingly, the composition of the proposed Board of Directors would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during a two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). In connection therewith, LNC represented to the Board that it will use its best efforts to ensure that the Funds do not execute any portfolio transactions through an affiliate of LNC for a period of at least two years following consummation of the Merger.

         LNC has represented in the Merger Agreement that neither LNC nor any of its affiliates has any express or implied understanding or arrangement which would impose an unfair burden on the Fund or would in any way violate Section 15(f) of the 1940 Act as a result of the transactions contemplated by the Merger Agreement.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE GOVERNMENT SECURITIES FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW AGREEMENT. Approval of the proposal requires the favorable vote of a "majority of the outstanding voting securities" of such Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote to approve the New Agreement.

                                  PROPOSAL FOUR

         PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT PURSUANT TO WHICH
                   VOYAGEUR ASSET MANAGEMENT LLC WOULD MANAGE
                  THE ASSETS OF THE GOVERNMENT SECURITIES FUND

THIS PROPOSAL IS APPLICABLE ONLY TO SHAREHOLDERS OF THE GOVERNMENT SECURITIES FUND, AND WILL BE CONSIDERED AT THE MEETING IF PROPOSAL THREE IS APPROVED.

THE PROPOSED SUB-ADVISORY AGREEMENT

         As set forth in Proposal Three, shareholders of the Government Securities Fund are being asked to approve a new investment advisory agreement with DMC. DMC believes that the Government Securities Fund is an appropriate addition to the Delaware Group, since it is not duplicative of any of the Delaware Group's current funds. However, DMC does not believe that it currently has adequate resources to manage this type of fund. Therefore, DMC proposed that the Board approve a sub-advisory agreement (the "Sub-Advisory Agreement") between DMC and VAM LLC. It is expected that VAM LLC will be a wholly-owned subsidiary of DFG LLC, formed in connection with the Dougherty Reorganization described above in the "Background" section of this Proxy Statement. After the Merger, VAM LLC is expected to conduct the private account investment advisory business which is currently conducted by VFM. The current portfolio manager for the Government Securities Fund, Jane M. Wyatt, will be an employee of VAM LLC following the Merger and, if the proposed Sub-Advisory Agreement is approved, will continue to act as the Government Securities Fund's portfolio manager after the Merger. Ms. Wyatt has been Chief Investment Officer of VFM and a Director of VFM and VFD since 1993. Previously, she had been an Executive Vice President of VFM since 1992 and a Vice President of VFM from 1989 to 1992. Ms. Wyatt has approximately 20 years of risk management experience. The Board has approved, and recommends that Government Securities Fund shareholders approve, the Sub-Advisory Agreement. If approved by shareholders, the Sub-Advisory Agreement would be effective upon closing of the Merger. The form of Sub-Advisory Agreement is attached as Exhibit D to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the Sub-Advisory Agreement.

         Under the terms of the Sub-Advisory Agreement, and subject to the supervision of DMC, VAM LLC will direct the investment of the Government Securities Fund's assets and will be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets and resources. VAM LLC will make all determinations with respect to the investment of the assets of the Government Securities Fund and will take such steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of the Fund.

         The Sub-Advisory Agreement provides that DMC shall pay VAM LLC a monthly management fee at an annual rate of .25% of the Government Securities Fund's average daily net assets during each month. VAM LLC's sub-advisory fee will be paid by DMC, not by the Fund.

         The Sub-Advisory Agreement would terminate automatically in the event of its assignment, as defined under the 1940 Act. In addition, the Sub-Advisory Agreement would be terminable at any time, without penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities (as defined under the 1940 Act) on 60 days' written notice to DMC and VAM LLC, by DMC on 60 days' written notice to VAM LLC, or by VAM LLC on 60 days' written notice to the DMC. The Sub-Advisory Agreement shall have an initial term of two years and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

THE BOARD'S CONSIDERATIONS

         The Sub-Advisory Agreement was approved by the Board, subject to shareholder approval, at a meeting called for the purpose of voting on the Sub-Advisory Agreement held February 14, 1997. Prior to approving the Sub-Advisory Agreement, the Board considered a variety of factors, including:
(a) the historical performance of the Government Securities Fund under current management; (b) the nature, quality and extent of the services proposed to be provided by VAM LLC pursuant to the Sub-Advisory Agreement; (c) DMC's role in supervising VAM LLC in its capacity as sub-adviser to DMC; and (d) the reasonableness of the proposed fee allocation between DMC and VAM LLC in light of the reduced investment role but continued overall responsibility of DMC.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT. Adoption of the proposal requires the favorable vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which means the lesser of the vote of
(a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed Sub-Advisory Agreement.

                                  PROPOSAL FIVE

                              ELECTION OF DIRECTORS

         THIS PROPOSAL IS APPLICABLE TO SHAREHOLDERS OF ALL FUNDS.

         SHAREHOLDERS OF THE VFI FUNDS ARE BEING ASKED TO VOTE ON THIS PROPOSAL BECAUSE THEY ARE RECORD HOLDERS OF THE COMPANY'S SHARES ON THE RECORD DATE FOR THE MEETING AND ARE THEREFORE REQUIRED TO BE INCLUDED AMONG SHAREHOLDERS ENTITLED TO VOTE. HOWEVER, UNDER PROPOSAL ONE, SUCH SHAREHOLDERS ARE BEING ASKED TO VOTE IN FAVOR OF THE VFI FUND REORGANIZATIONS, WHEREBY EACH VFI FUND WOULD BE REORGANIZED INTO VAM, A SEPARATE CORPORATE ENTITY WHICH WOULD HAVE THE SAME BOARD OF DIRECTORS AS THE CURRENT BOARD OF THE COMPANY. THEREFORE, THIS PROPOSAL WOULD AFFECT SHAREHOLDERS OF A VFI FUND ONLY IF THE RELEVANT VFI FUND REORGANIZATION IS NOT APPROVED, AND THE MERGER IS CONSUMMATED.

         Listed below are the nominees for director to be elected by the shareholders. Current members of the Company's Board of Directors are Clarence
G. Frame, Thomas F. Madison, Richard F. McNamara, James W. Nelson and Robert J. Odegard. Upon closing of the Merger, all of such individuals other than Mr. Madison will resign, and the nominees set forth below will take office. Such individuals have been nominated for election by the current disinterested directors of the Company. The election of such nominees is contingent upon consummation of the Merger. It is intended that the enclosed proxy will be voted for the shares represented thereby for the election of the persons named below as directors of the Company unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next regular meeting of shareholders or until his or her successor is duly elected and shall qualify. Mr. Madison has been a director of the Company since May 1, 1994. Messrs. Babich, Knerr, Longstreth, Peck and Stork and Ms. Leven are currently directors of each investment company in the Delaware Group. Pertinent information regarding each nominee for the past 5 years is set forth following his or her name below.

                                Principal Occupation and Business Address During
Name and Age                    Past 5 Years
------------                    -----------------------------------------------

Walter P. Babich (age 69)       Director and/or Trustee of the 18 investment
                                companies in the Delaware Group; Board Chairman,
                                Citadel Constructors, Inc., 1988 to present;
                                Partner, I&L Investors, 1988 to 1991; Partner,
                                Irwin & Leighton, 1986 to 1988.

Anthony D. Knerr (age 58)       Director and/or Trustee of the 18 investment
                                companies in the Delaware Group; founder and Managing Director, Anthony Knerr & Associates,
                                1991 to present; founder and Chairman of The
                                Publishing Group, Inc., 1988 to 1990; Executive
                                Vice President/ Finance and Treasurer, Columbia
                                University, 1982 to 1988; lecturer in English,
                                Columbia University, 1987 to 1989.

Ann R. Leven (age 56)           Director and/or Trustee of the 18 investment
                                companies in the Delaware Group; Director of _____ investment companies sponsored by Aquila
                                Management Corporation, 1985 to present;
                                Treasurer, National Gallery of Art, 1994 to present; Deputy Treasurer, National Gallery of
                                Art, 1990 to 1994; Treasurer and Chief Fiscal
                                Officer, Smithsonian Institution, 1984 to 1990;
                                Adjunct Professor, Columbia Business School,
                                1975 to 1992.

W. Thacher Longstreth (age 76)  Director and/or Trustee of the 18 investment companies in the Delaware Group; Philadelphia City Councilman, 1984 to present; Consultant, Packard Press, 1988 to present; President, MLW, Associates, 1983 to present; Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, Tasty Baking Company, 1968 to 1991; Vice Chairman, The Winchell Company, 1983 to 1988.

Thomas F. Madison (age 60)      Director and/or Trustee of the 16 Voyageur
                                investment companies since 1994; President and CEO of MLM Partners, Inc. since 1993; Chairman of the Board, Communications Holdings, Inc., since 1996; previously, Vice Chairman--Office of the CEO, The Minnesota Mutual Life Insurance
                                Company from February to September 1994;
                                President of U.S. WEST Communications--Markets from 1988 to 1993. Mr. Madison currently serves on the board of directors of Valmont Industries, Inc. (irrigation systems and steel manufacturing), Eltrax Systems, Inc. (data communications integration), Minnegasco, Span
                                Link Communications (software) and ACI
                                Telecentrics (outbound telemarketing and telecommunications).

*Jeffrey J. Nick (age 43)       President, Chief Executive Officer and Director
                                of Lincoln National Investment Companies, Inc.;
                                Managing Director, Lincoln National UK plc, 1992 to present; responsible for corporate planning and development, Lincoln National Corporation,
                                1989 to 1992; previously, Arthur D. Little, Inc.
                                (management consultancy); Chase Investment Bank
                                (merchant banking).

Charles E. Peck (age 71)        Director and/or Trustee of the 18 investment
                                companies in the Delaware Group;
                                Secretary/Treasurer, Enterprise Homes, Inc.,
                                1992 to present; Chairman and Chief Executive
                                Officer, The Ryland Group, Inc., 1981 to 1990.

*Wayne A. Stork (age 59)        Chairman, President, Chief Executive Officer,
                                Director and/or Trustee of 17 investment companies in the Delaware Group (which excludes
                                Delaware Pooled Trust, Inc.), Delaware
                                Management Holdings, Inc., DMH Corp., Delaware
                                International Holdings Ltd. and Founders
                                Holdings, Inc.; Chairman and Director of
                                Delaware Pooled Trust, Inc., Delaware
                                Distributors, Inc. and Delaware Capital
                                Management, Inc.; Chairman, President, Chief
                                Executive Officer, Chief Investment Officer and
                                Director of Delaware Management Company, Inc.;
                                Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd.;
                                Director of Delaware Service Company, Inc. and
                                Delaware Investment & Retirement Services, Inc.;
                                during the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

---------------------
* Denotes directors who will be considered to be "interested persons" (as defined by the 1940 Act) of the Company upon closing of the Merger.

        As of January 31, 1997, the current officers and directors of each Fund as a group beneficially owned less than 1% of each class of outstanding shares of each Fund.

         The Board has established an Audit Committee which consists of each of the current directors. If the nominees named above are elected and the Merger is consummated, it is expected that the Audit Committee will be reconstituted at the first meeting of the Board following the Closing. The Audit Committee met two times during the most recently ended fiscal year of the Company. The Company does not have nominating or compensation committees.

         The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and each Company's officers and directors.

         For the most recently ended fiscal year of the Company, there were five meetings of the Board. The only nominee for director at this Meeting, Mr. Madison, attended all of the meetings of the Board and of committees of which he was a member that were held while he was serving on the Board or on such committee.

         No compensation is paid by the Company (or any Fund) to its officers or directors, except that each director who is not an employee of VFM or any of its affiliates currently receives an annual fee of $26,000 for serving as a director of all of the open-end and closed-end investment companies for which VFM acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. Set forth below is the compensation received by each current director from the Company for its most recently ended fiscal year and the aggregate compensation received by each such director from all open-end and closed-end investment companies managed by VFM during the calendar year ended December 31, 1996.

                                                        DIRECTOR
                        -------------------------------------------------------------------------
                        MR. FRAME     MR. McNAMARA     MR. MADISON     MR. NELSON     MR. ODEGARD
                        ---------     ------------     -----------     ----------     -----------
COMPENSATION
FROM COMPANY             $1,434          $1,434           $1,434         $1,434         $1,434


TOTAL COMPENSATION
FROM "FUND COMPLEX"
OF VOYAGEUR FUNDS        $25,500         $25,500          $25,500        $25,500        $25,500


        After the Merger, each director who is not an employee of DMC or any of its affiliates will receive an annual fee of $____________.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVE AS NEW DIRECTORS OF THE COMPANY. The vote of a majority of shares of the Company represented at the meeting and entitled to vote, provided at least a quorum (10% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board may designate. Nothing currently indicates that such a situation will arise.

                         SUPPLEMENTAL INFORMATION ABOUT
                          VOYAGEUR FUND MANAGERS, INC.

        VFM, a Minnesota corporation, is an indirect wholly-owned subsidiary of DFG, which is owned 49.83% by Michael E. Dougherty and 49.83% equally by James
O. Pohlad, Robert C. Pohlad and William M. Pohlad. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. As of January 31, 1997, VFM and its affiliates served as the investment manager to six closed-end and ten open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and managed approximately $11 billion in assets.

         The names and principal occupations of the principal executive officer and each director of VFM are set forth below. The address of all individuals is that of the VFM and the Funds.

Name                             Principal Occupation
----                             --------------------

Michael E. Dougherty             Chairman of VFM; Chairman of VFD and Dougherty
                                 Dawkins, Inc.; Director, Chairman of the Board,
                                 President and Chief Executive Officer of DFG.

John G. Taft                     Director and President of VFM; Director and
                                 Executive Vice President of VFD.

Jane M. Wyatt                    Director and Chief Investment Officer of VFM;
                                 Director and Executive Vice President of VFD.

Edward J. Kohler                 Director and Executive Vice President of VFM;
                                 Director of VFD.

Frank C. Tonnemaker              Director and Executive Vice President of VFM;
                                 and Director and President of VFD.

        All of such individuals will resign their positions immediately prior to Closing. It is expected that, after consummation of the Merger, the individuals who currently serve as the principal executive officer and directors of DMC will also serve as the principal executive officer and directors of VFM. See "Supplemental Information about Delaware Management Company, Inc." below.

         Set forth below is information regarding advisory agreements between VFM and certain other open-end funds which have investment objectives similar to those of the Government Securities Fund:

                               Rate of           Advisory         Net Assets of
Fund                     VFM's Compensation     Fees Waived     Fund at 12/31/96
----                     ------------------     -----------     ----------------



                         SUPPLEMENTAL INFORMATION ABOUT
                        DELAWARE MANAGEMENT COMPANY, INC.

        DMC is an indirect, wholly-owned subsidiary of DMH. In turn, DMH is an indirect wholly-owned subsidiary, and subject to the ultimate control, of LNC. LNC, an Indiana corporation with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. DMC and its predecessors have been managing the funds in the Delaware Group since 1938. On December 31, 1996, DMC and its affiliates within the Delaware Investment Advisers division and Delaware International Advisers Ltd. and certain other subsidiaries of DMH, were supervising in the aggregate approximately $32 billion in assets in various institutional or separately managed and investment company accounts. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

        The names and principal occupations of the principal executive officer and each director of DMC are set forth below. The address of all individuals is that of DMC.

Name                          Principal Occupation
----                          --------------------

Wayne A. Stork                Chairman, President, Chief Executive Officer,
                              Chief Investment Officer and Director of Delaware
                              Management Company, Inc.; Chairman, President,
                              Chief Executive Officer, Director and/or Trustee of 17 investment companies in the Delaware Group
                              (which excludes Delaware Pooled Trust, Inc.),
                              Delaware Management Holdings, Inc., DMH Corp.,
                              Delaware International Holdings Ltd. and Founders
                              Holdings, Inc.; Chairman and Director of Delaware
                              Pooled Trust, Inc., Delaware Distributors, Inc.
                              and Delaware Capital Management, Inc.; Chairman,
                              Chief Executive Officer and Director of Delaware
                              International Advisers Ltd.; Director of Delaware
                              Service Company, Inc. and Delaware Investment &
                              Retirement Services, Inc.

Winthrop S. Jessup            Executive Vice President and Director of Delaware
                              Management Company, Inc.; Executive Vice President of 17 investment companies in the Delaware Group
                              (which excludes Delaware Pooled Trust, Inc.) and
                              Delaware Management Holdings, Inc.; President and
                              Chief Executive Officer of Delaware Pooled Trust,
                              Inc.; President and Director of Delaware Capital
                              Management, Inc.; Executive Vice President and
                              Director of DMH Corp., Delaware International
                              Holdings Ltd. and Founders Holdings, Inc.; Vice
                              Chairman and Director of Delaware Distributors,
                              Inc.; Vice Chairman of Delaware Distributors,
                              L.P.; Director of Delaware Service Company, Inc.,
                              Delaware International Adviser Ltd., Delaware
                              Management Trust Company and Delaware Investment &
                              Retirement Services, Inc.

Richard G. Unruh, Jr.         Executive Vice President and Director of Delaware
                              Management Company, Inc.; Executive Vice President of the 18 investment companies in the Delaware
                              Group; Senior Vice President of Delaware
                              Management Holdings, Inc.; Director of Delaware
                              International Advisers Ltd.

David K. Downes               Executive Vice President/Chief Operating
                              Officer/Chief Financial Officer and Director of
                              Delaware Management Company, Inc.; Senior Vice
                              President/Chief Administrative Officer/Chief
                              Financial Officer of the 18 investment companies in the Delaware Group; Chairman and Director of Delaware Management Trust Company and Delaware
                              Investment & Retirement Services, Inc.;
                              President/Chief Executive Officer/Chief Financial
                              Officer and Director of Delaware Service Company,
                              Inc.; Executive Vice President/Chief Operating
                              Officer/Chief Financial Officer and Director of
                              DMH Corp., Delaware Distributors, Inc., Founders
                              Holdings, Inc. and Delaware International Holdings
                              Ltd.; Executive Vice President/Chief Operating
                              Officer/Chief Financial Officer of Delaware
                              Management Holdings, Inc. and Delaware Capital
                              Management, Inc.; Senior Vice President/Chief
                              Administrative Officer/Chief Financial Officer of
                              Delaware Distributors, L.P., Director of Delaware
                              International Advisers Ltd.

George M. Chamberlain, Jr.    Senior Vice President, Secretary and Director of
                              Delaware Management Company, Inc.; Senior Vice
                              President and Secretary of the 18 investment companies in the Delaware Group, Delaware
                              Management Holdings, Inc. and Delaware
                              Distributors, L.P.; Executive Vice President,
                              Secretary and Director of Delaware Management
                              Trust Company; Senior Vice President, Secretary and Director of DMH Corp., Delaware Distributors,
                              Inc., Delaware Service Company, Inc., Delaware
                              Investment & Retirement Services, Inc., Founders
                              Holdings, Inc. and Delaware Capital Management,
                              Inc.; Secretary and Director of Delaware
                              International Holdings Ltd., Director of Delaware
                              International Advisers Ltd., Attorney.

         DMC currently serves as investment adviser for the following funds that have investment objectives similar to those of the Government Securities Fund:

[NAME OF FUND, RATE OF COMPENSATION, FEES WAIVED PURSUANT TO ADVISORY AGREEMENT, NET ASSETS OF FUND AS OF DECEMBER 31, 1996.]

                      EXECUTIVE OFFICERS OF VOYAGEUR FUNDS

         Certain information about the executive officers of the Company and the Funds is set forth below. Unless otherwise indicated, all positions have been held more than five years.

                                Position and Term of Office with the Funds and
Name (Age)                      Business Experience During the Past Five Years
----------                      ----------------------------------------------

John G. Taft (42)               President of the Funds (Executive Vice President
                                of Colorado Tax Free Fund); President of VFM;
                                Director of VFM and of VFD since 1993; Executive
                                Vice President of VFD (since 1995); Management
                                Committee member of VFM from 1991 to 1993.

Andrew M. McCullagh, Jr. (48)   Executive Vice President of the Funds (President
                                of Colorado Tax Free Fund); Senior Tax Exempt
                                Portfolio Manager of VFM; previously, Director of VFM and VFD from 1993 to 1995.

Jane M. Wyatt (42)              Executive Vice President of the Funds; Director
                                and Chief Investment Officer of VFM since 1993;
                                Director and Executive Vice President of VFD since 1993; previously, Executive Vice President and Portfolio Manager of VFM from 1992 to 1993.

Steve Eldredge (40)             Vice President of the Funds since 1995; Senior
                                Tax Exempt Portfolio Manager of VFM since 1995;
                                previously, portfolio manager for ABT Mutual
                                Funds, Palm Beach, Florida, from 1989 to 1995.

Elizabeth H. Howell (35)        Vice President of the Funds; Senior Tax Exempt
                                Portfolio Manager of VFM.

James C. King (56)              Vice President of the Funds; Senior Equity
                                Portfolio Manager of VFM since 1993; previously,
                                Director of VFM and VFD from 1993 to 1995.

Kenneth R. Larsen (33)          Treasurer of the Funds; Treasurer of VFM and
                                VFD; previously, Director, Secretary and
                                Treasurer of VFM and VFD from 1993 to 1995.

Thomas J. Abood (33)            Secretary of the Funds since 1995; Senior Vice
                                President and General Counsel since 1994 of DFG;
                                Senior Vice President of VFM, VFD and Voyageur
                                Companies, Inc. since 1995; previously, Vice
                                President of VFM and Voyageur Companies, Inc.
                                from 1994 to 1995; previously, associated with the law firm of Skadden, Arps, Slate, Meagher &
                                Flom, Chicago, Illinois from 1988 to 1994.

         All of such individuals [EXCEPT MS. HOWELL AND MR. MCCULLAGH] will resign their positions with the Government Securities Fund immediately prior to Closing. It is expected that, after consummation of the Merger, the newly elected members of the Board will elect the following individuals to serve as officers of the Government Securities Fund:

                                    Expected Position with Funds and Business
Name (Age)                          Experience During the Past Five Years
----------                          -----------------------------------------

Wayne A. Stork (59)                 Chairman, President, Chief Executive
                                    Officer, Director and/or Trustee of the
                                    Funds. See "Supplemental Information About
                                    Delaware Management Company, Inc." for a description of Mr. Stork's business experience.

Winthrop S. Jessup (51)             Executive Vice President of the Funds. See
                                    "Supplemental Information About Delaware
                                    Management Company, Inc." for a description of Mr. Jessup's business experience.

Richard G. Unruh, Jr. (57)          Executive Vice President of the Funds. See
                                    "Supplemental Information About Delaware
                                    Management Company, Inc." for a description of Mr. Unruh's business experience.

Paul E. Suckow (49)                 Executive Vice President/Chief Investment
                                    Officer, Fixed Income of the Funds and of the 18 investment companies in the Delaware
                                    Group and Delaware Management Company, Inc.;
                                    Executive Vice President and Director of
                                    Founders Holdings, Inc.; Senior Vice
                                    President/Chief Investment Officer, Fixed
                                    Income of Delaware Management Holdings,
                                    Inc.; Senior Vice President of Delaware
                                    Capital Management, Inc.; Director of
                                    Founders CBO Corporation; Director of HYPPCO
                                    Finance Company Ltd.; before returning to the Delaware Group in 1993, Mr. Suckow was
                                    Executive Vice President and Director of
                                    Fixed Income for Oppenheimer Management
                                    Corporation, New York, New York from 1985 to
                                    1992; prior to 1985, he was a fixed-income portfolio manager for the Delaware Group.

David K. Downes (57)                Senior Vice President/Chief Administrative
                                    Officer/ Chief Financial Officer of the
                                    Funds. See "Supplemental Information About
                                    Delaware Management Company, Inc." for a description of Mr. Downes' business experience.

George M. Chamberlain, Jr. (50)     Senior Vice President and Secretary of the
                                    Funds. See "Supplemental Information About
                                    Delaware Management Company, Inc." for a description of Mr. Chamberlain's business experience.

Patrick P. Coyne (33)               Vice President/Senior Portfolio Manager of
                                    the tax-free Funds and of the tax-free and fixed-income investment companies in the
                                    Delaware Group, Delaware Management Company,
                                    Inc. and Delaware Capital Management, Inc.;
                                    during the past five years, Mr. Coyne has served in various capacities within the Delaware organization.

Mitchell L. Conery (38)             Vice President/Senior Portfolio Manager of
                                    the tax-free Funds and of the tax-free and fixed-income investment companies in the
                                    Delaware Group and Delaware Management
                                    Company, Inc.; from 1995 to 1996, Mr. Conery was an investment officer with Travelers
                                    Insurance and from 1992 to 1995, he was a research analyst with CS First Boston. Mr.
                                    Conery joined the Delaware Group in 1997.

Edward N. Antoian (41)              Vice President/Senior Portfolio Manager of
                                    the equity Funds and of the equity
                                    investment companies in the Delaware Group, Delaware Management Company, Inc. and
                                    Delaware Capital Management, Inc.; during the past five years, Mr. Antoian has served in various capacities within the Delaware organization.

Gerald S. Frey (50)                 Vice President/Senior Portfolio Manager of
                                    the equity Funds and of the equity
                                    investment companies in the Delaware Group and Delaware Management Company, Inc.;
                                    before joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan
                                    Grenfell Capital Management, New York, New
                                    York from 1986 to 1995.

Michael P. Bishof (34)              Vice President/Treasurer of the Funds and of
                                    the 18 investment companies in the Delaware
                                    Group, Delaware Management Company, Inc.,
                                    Delaware Distributors, Inc., Delaware
                                    Distributors, L.P., Delaware Service
                                    Company, Inc., and Founders Holdings, Inc.;
                                    Vice President/Manager of Investment
                                    Accounting of Delaware International
                                    Holdings Ltd.; Assistant Treasurer of
                                    Founders CBO Corporation; before joining the Delaware Group in 1995, Mr. Bishof was a
                                    Vice President for Bankers Trust, New York,
                                    New York from 1994 to 1995, a Vice President for CS First Boston Investment Management,
                                    New York, New York from 1993 to 1994 and an
                                    Assistant Vice President for Equitable
                                    Capital Management Corporation, New York,
                                    New York from 1987 to 1993.

                              SHAREHOLDER PROPOSALS

         As series of a Minnesota corporation, the Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date proxy materials are mailed to shareholders.

Dated:  February 28, 1997                      Thomas J. Abood, Secretary




                                                                      SCHEDULE 1

5% Beneficial Owners of the Funds as of ____, 1997



                                                                      SCHEDULE 2

INFORMATION REGARDING OTHER FUNDS OF WHICH AIMI IS THE ADVISER

         New Cadre Financial is the investment adviser of two investment companies: AMBAC Treasurers Trust ("ATT") and Hospital and Health Facilities Trust ("HHFT"). ATT is a registered investment company which consists of three investment portfolios. Two of the investment portfolios of ATT are money market funds with investment objectives similar to those of Short Duration Portfolio.

         HHFT is a registered investment company which consists of one investment portfolio. The investment portfolio of HHFT is a money market fund with investment objectives similar to those of Short Duration Portfolio.

         Provided below is certain information regarding these portfolios:

                         Net Assets of the Fund at
  Name of Portfolio         9/30/96 (unaudited)      Investment Advisory Fee
  -----------------         -------                  -----------------------

AMBAC U.S. Market Fund           $69.2 M            15% of the fund's average
                                                    Government Money daily net
                                                    assets. New Cadre Financial
                                                    has voluntarily agreed to
                                                    waive its fees or to absorb
                                                    the fund's expenses to the
                                                    extent necessary to assure
                                                    that the ordinary operating
                                                    expenses of the fund do not
                                                    exceed .20% of the fund's
                                                    average daily net assets.

AMBAC U.S. Treasury
Money Market Fund                $26.2 M            15% of the fund's average
                                                    daily net Fund assets. New
                                                    Cadre Financial has
                                                    voluntarily agreed to waive
                                                    its fees or to absorb the
                                                    fund's expenses to the
                                                    extent necessary to assure
                                                    that the ordinary operating
                                                    expenses of the fund do not
                                                    exceed .28% of the fund's
                                                    average daily assets.

Hospital and Health              $44 M              .40% of the fund's average
                                                    Facilities Liquid Asset Fund
                                                    daily net assets up to
                                                    $250,000,000. .3675% of the
                                                    fund's average daily net
                                                    assets greater than
                                                    $250,000,000 but less than
                                                    $500,000,000. .335% of the
                                                    fund's average daily net
                                                    assets greater than
                                                    $500,00,000

         The services provided by New Cadre Financial to ATT do not include administrative or transfer agent services. These services are provided by a company that is not affiliated with AMBAC, and additional fees are paid by the portfolios of ATT in consideration of these services.

         The services provided by New Cadre Financial to HHFT include administrative and transfer agent services to HHFT.



                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of the __ day of ______, 1997, by and between Voyageur Funds, Inc. ("Voyageur Funds"), on behalf of its three Voyageur Financial Institution Fund series, designated as Short Duration Portfolio, Intermediate Duration Portfolio, and Core Portfolio (each, a "VFI Fund," and collectively, the "VFI Funds") and VAM Institutional Funds, Inc. ("VAM Funds"), on behalf of its three newly formed series which have been created to correspond to the VFI Funds, and which are designated as the Short Duration Portfolio, Intermediate Duration Portfolio, and Core Portfolio, respectively (each, a "New VFI Fund," and collectively, the "New VFI Funds"). Voyageur Funds and VAM Funds are Minnesota corporations. As used in this Agreement, the terms "VFI Fund" and "New VFI Fund" shall be construed to mean, respectively, "VAM Funds on behalf of a New VFI Fund" and "Voyageur Funds on behalf of a VFI Fund," to the extent necessary to reflect the fact that a corporate series is generally considered the beneficiary of corporate level actions taken with respect to the series and is not itself recognized as a person under law.

         This Agreement is intended to be and is adopted as a "plan of reorganization," within the meaning of Treas. Reg. 1.368-2(g), for a reorganization of each VFI Fund under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of each VFI Fund (each, a "Reorganization") will consist of the transfer to its corresponding New VFI Fund of all of the assets of such VFI Fund in exchange for the assumption by its corresponding New Fund of all liabilities of such VFI Fund and the issuance by its corresponding New Fund of shares of common stock, par value $0.01 per share ("New VFI Fund Shares"), to be distributed, after the Closing Date hereinafter determined, to the shareholders of such VFI Fund in liquidation of such VFI Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The distribution of New VFI Fund Shares to a VFI Fund's shareholders and the retirement and cancellation of VFI Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of Voyageur Funds in the form attached hereto as Exhibit 1 (the "Amendment"), to be adopted by Voyageur Funds in accordance with the Minnesota Business Corporation Act.

         Thus, the provisions of this Agreement set forth below shall be construed as setting forth terms which in effect constitute a separate Agreement and Plan of Reorganization for the Reorganization of each of the three VFI Funds and its corresponding New VFI Fund. The failure of any VFI Fund and any corresponding New VFI Fund to consummate a Reorganization shall not affect the consummation or validity of the Reorganization provided for hereunder involving any other VFI Fund and its corresponding New VFI Fund. It is expressly agreed that the respective rights and obligations of each VFI Fund and its corresponding New VFI Fund, as provided for hereunder, are separate from the rights and obligations of each of the other VFI Funds and other series fund(s) of Voyageur Funds, and that neither the rights and obligations of any VFI Fund nor of any New VFI Fund shall be construed to be joint rights or obligations of any other VFI Fund or corresponding New VFI Fund, respectively, notwithstanding the fact that such other funds may also be subject to the terms set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       REORGANIZATION AND LIQUIDATION OF VFI FUND

         1.1. Subject to the terms and conditions set forth herein and in the Amendment and on the basis of the representations and warranties contained herein, VFI Fund agrees to assign, deliver and otherwise transfer the VFI Fund Assets (as defined in paragraph 1.2) to its corresponding New VFI Fund and New VFI Fund agrees in exchange therefor to assume all liabilities of the VFI Fund on the Closing Date (as defined in paragraph 3.1) as set forth in paragraph 1.3 and to deliver to VFI Fund Shareholders (as defined in paragraph 1.5) the number of New VFI Fund Shares, including fractional New VFI Fund Shares, determined in accordance with paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2. The "VFI Fund Assets" shall consist of all property, including, without limitation, all cash, cash equivalents, securities, futures and interest receivables owned by VFI Fund, and any deferred or prepaid expenses shown as an asset on VFI Fund's books, on the Valuation Date (as defined in paragraph 2.1).

         1.3. New VFI Fund will assume all liabilities of VFI Fund, which include, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of VFI Fund prepared by the Treasurer of VFI Fund as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Valuation Date Statement").

         1.4. On the Closing Date or as soon as practicable thereafter, pursuant to paragraph 1.1 hereof and the Amendment, VFI Fund will distribute New VFI Fund Shares received by VFI Fund pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("VFI Fund Shareholders"). Thereafter, no additional shares representing interests in VFI Fund shall be issued. Such distribution will be accomplished by an instruction, signed by VFI Fund's Secretary, to transfer New VFI Fund Shares then credited to VFI Fund's account on the books of New VFI Fund to open accounts on the books of VAM Funds in the names of the VFI Fund Shareholders and representing the respective pro rata number of New VFI Fund Shares due each such VFI Fund Shareholder. All issued and outstanding shares of VFI Fund simultaneously will be canceled on VFI Fund's books.

         1.5. Ownership of New VFI Fund Shares will be shown on the books of VAM Funds' transfer agent. New VFI Fund Shares will be issued in the manner described in New VFI Fund's then-current Prospectus and Statement of Additional Information, except no front-end sales charges will be incurred by VFI Fund Shareholders in connection with New VFI Fund Shares received in the Reorganization.

         1.6. Any transfer taxes payable upon issuance of New VFI Fund Shares in a name other than the registered holder of VFI Fund Shares on VFI Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom New VFI Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of VFI Fund is and shall remain the responsibility of VFI Fund.

         1.8. All books and records maintained on behalf of VFI Fund will be delivered to New VFI Fund and, after the Closing, will be maintained by New VFI Fund or its designee in compliance with applicable record retention requirements under the Investment Company Act of 1940, as amended (the "1940 Act").

2.       VALUATION

         2.1. The "Valuation Date" shall be a business day not later than the 5th business day following the receipt of the requisite approval of this Agreement by shareholders of VFI Fund or such other date after such shareholder approval as may be mutually agreed upon. The value of the VFI Fund Assets shall be the value of such assets computed as of 4:00 p.m., Eastern time, on the Valuation Date, using the valuation procedures set forth in VFI Fund's then current Prospectus and Statement of Additional Information.

         2.2. The New VFI Fund Shares to be issued hereunder will have an aggregate net asset value equal to the value of the VFI Fund Assets, net of the liabilities of VFI Fund, determined in accordance with paragraph 2.1.

         2.3. All computations of value shall be made by Voyageur Fund Managers, Inc. ("VFM") in accordance with its regular practice in pricing VFI Fund. New VFI Fund shall cause VFM to deliver a copy of its valuation report at the Closing.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing shall take place on the Valuation Date as of 5:00 p.m., Eastern time, or at such other day or time as the parties may agree (the "Closing Date"). The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Eastern time, on the Closing Date unless otherwise provided.

         3.2. Portfolio securities held by VFI Fund (together with any cash or other assets) shall be delivered by VFI Fund to Norwest Bank Minnesota, N.A. (the "Custodian"), as custodian for New VFI Fund, for the account of New VFI Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "Norwest Bank Minnesota, N.A., Custodian for [Name of New VFI Fund], a series of VAM Institutional Funds, Inc."

         3.3. In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both VFI Fund and New VFI Fund, accurate appraisal of the value of the VFI Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

         3.4. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.       COVENANTS OF NEW VFI FUND AND VFI FUND

         4.1. Except as otherwise expressly provided herein, VFI Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course will include customary dividends and other distributions.

         4.2. VAM Funds will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), or post-effective amendment to its existing registration statement, relating to New VFI Fund Shares (the "Registration Statement").

         4.3. VFI Fund will call a meeting of its shareholders to consider and act upon this Agreement and the Amendment and to take all other action necessary to obtain approval of the transactions contemplated herein, including, if necessary, the waiver of any existing investment limitations that might otherwise preclude VFI Fund from holding all of its assets as New VFI Fund Shares until such shares are distributed to VFI Fund shareholders. Voyageur Funds will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting. VAM Funds will furnish Voyageur FUNDS with such information relating to New VFI Fund as is reasonably necessary for the preparation of the Proxy Materials.

         4.4. Subject to the provisions of this Agreement, New VFI Fund and VFI Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         4.5. As soon after the Closing Date as is reasonably practicable, Voyageur Funds (a) shall prepare and file all federal and other tax returns and reports of VFI Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed, and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(l)).

         4.6. New VFI Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue its operations after the Closing Date.

5.       REPRESENTATIONS AND WARRANTIES

         5.1. VAM Funds represents and warrants to Voyageur Funds as follows:

                  (a) New VFI Fund is a series of VAM Funds. VAM Funds is a corporation validly existing and in good standing under the laws of Minnesota with corporate power to carry on its business as presently conducted.

                  (b) VAM Funds is a duly registered management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The Prospectus and Statement of Additional Information of New VFI Fund will, on the Closing Date, conform in all materials respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (d) New VFI Fund is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of VAM Funds's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which New VFI Fund is a party or by which it is bound.

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VAM Funds or New VFI Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New VFI Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.

                  (f) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of VAM Funds, and this Agreement constitutes a valid and binding obligation of New VFI Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors rights and to general equity principles.

                  (g) New VFI Fund Shares to be issued and delivered to VFI Fund, for the account of the VFI Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued New VFI Fund Shares, and will be fully paid and nonassessable with no personal liability attaching to the ownership thereof.

                  (h) The information furnished or to be furnished by New VFI Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (i) The Proxy Materials, insofar as they relate to New VFI Fund, will, at the time of the meeting of VFI Fund's shareholders and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         5.2 Voyageur Funds represents and warrants to VAM Funds as follows:

                  (a) VFI Fund is a series of Voyageur Funds. Voyageur Funds is a corporation validly existing and in good standing under the laws of Minnesota.

                  (b) Voyageur Funds is a duly registered management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect.

                  (c) All of the issued and outstanding shares of common stock of VFI Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of VFI Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Voyageur Funds is not subject to any stop order and is fully qualified to sell VFI Fund shares in each state in which such shares have been registered.

                  (d) The current Prospectus and Statement of Additional Information of VFI Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) VFI Fund is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of Voyageur Funds' Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which VFI Fund is a party or by which it is bound.

                  (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VFI Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and VFI Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.

                  (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of VFI Fund as of April 30, 1996 and for the year then ended, certified by KPMG Peat Marwick LLP, and the unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of VFI Fund as of October 30, 1996 and for the six months then ended, fairly present, in all material respects, VFI Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of VFI Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein.

                  (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in VFI Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by VFI Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by New VFI Fund prior to the date of this Agreement and prior to the Closing Date. All liabilities of VFI Fund (contingent and otherwise) are reflected in the Valuation Date Statement. For the purpose of this subparagraph (h), neither a decline in VFI Fund's net asset value per share nor a decrease in VFI Fund's size due to redemptions by VFI Fund shareholders shall constitute a material adverse change.

                  (i) VFI Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

                  (j) All issued and outstanding shares of VFI Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. VFI Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts recorded by VFI Fund's transfer agent.

                  (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Voyageur Funds and, subject to the approval of VFI Fund's shareholders, this Agreement constitutes a valid and binding obligation of VFI Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) All material federal and other tax returns and reports of VFI Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof and, to the best of VFI Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return and there are no facts that might form the basis for such proceedings.

                  (m) For each taxable year since its inception, VFI Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of, nor the performance of its obligations under, this Agreement will adversely affect, and no other events, to the best of VFI Fund's knowledge, are reasonably likely to occur which will adversely affect the ability of VFI Fund to continue to meet the requirements of Subchapter M of the Code.

                  (n) At the Closing Date, VFI Fund will have good and valid title to the VFI Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by VFI Fund which have not settled prior to the Closing
         Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, New VFI Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act.

                  (o) At the time of the meeting of VFI Fund's shareholders and on the Closing Date, the Proxy Materials will (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither VFI Fund nor Voyageur Funds shall be construed to have made the foregoing representation with respect to portions of the Proxy Materials furnished by VAM Funds or New VFI Fund. Any other information furnished by VFI Fund for use in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with the applicable federal securities and other laws and regulations thereunder.

                  (p) VFI Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder.

                  (q) VFI Fund is not acquiring New VFI Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF VFI FUND

         The obligations of VFI Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by New VFI Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         6.1. All representations and warranties of New VFI Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2. New VFI Fund shall have delivered to VFI Fund a certificate of its President and Treasurer, in a form reasonably satisfactory to VFI Fund and dated as of the Closing Date, to the effect that the representations and warranties of VAM Funds made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Voyageur Funds shall reasonably request.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW VFI FUND

         The obligations of New VFI Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by VFI Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties of Voyageur Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         7.2. VFI Fund shall have delivered to New VFI Fund at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to New VFI Fund and dated as of the Closing Date, to the effect that the representations and warranties of VFI Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as New VFI Fund shall reasonably request.

         7.3. VFI Fund shall have delivered to New VFI Fund a statement, certified by the Treasurer of Voyageur Funds, of the VFI Fund Assets and its liabilities, together with a list of VFI Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, such statement to be prepared as of the Closing Date and in accordance with generally accepted accounting principles consistently applied.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW VFI FUND AND VFI
         FUND.

         The obligations of VFI Fund and New VFI Fund hereunder are each subject to the further conditions that on or before the Closing Date:

         8.1. This Agreement and the Amendment and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of VFI Fund in accordance with the provisions of Voyageur Funds' Articles of Incorporation, and certified copies of the resolutions evidencing such approval shall have been delivered to New VFI Fund.

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by New VFI Fund or VFI Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of New VFI Fund or VFI Fund.

         8.4. On or prior to the Valuation Date, VFI Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to its shareholders all of VFI Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for the taxable year during which the Reorganization occurs.

         8.5. The parties shall have received an opinion of the law firm of Dorsey & Whitney LLP (based on such representations as such law firm shall reasonably request), addressed to VAM Funds and Voyageur Funds, which opinion may be relied upon by the shareholders of VFI Fund, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

         (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and New VFI Fund and VFI Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

         (ii) VFI Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of New VFI Fund Shares. VFI Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of VFI Fund which are distributed by VFI Fund prior to the Reorganization;

         (iii) the tax basis of New VFI Fund Shares received by each VFI Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the VFI Fund Shares exchanged therefor;

         (iv) the holding period of New VFI Fund Shares received by each VFI Fund shareholder pursuant to the Reorganization will include the period during which the VFI Fund shareholder held the VFI Fund shares exchanged therefor, provided that the VFI Fund shares were held as a capital asset on the date of the Reorganization;

         (v) VFI Fund will recognize no income, gain or loss by reason of the Reorganization;

         (vi) New VFI Fund will recognize no income, gain or loss by reason of the Reorganization;

         (vii) the tax basis of the assets received by New VFI Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of VFI Fund immediately prior to the Reorganization;

         (viii) the holding period of the assets received by New VFI Fund pursuant to the Reorganization will include the period during which such assets were held by VFI Fund; and

         (ix) New VFI Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of VFI Fund immediately prior to the Reorganization.

         Notwithstanding anything herein to the contrary, neither New VFI Fund nor VFI Fund may waive the condition set forth in this paragraph 8.5.

         8.6. The Amendment shall have been filed in accordance with applicable provisions of Minnesota law.

9.       FEES AND EXPENSES

         9.1. (a) Lincoln National Corporation shall bear all direct expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including expenses incurred in connection with the preparation, printing, filing and solicitation of proxies to obtain requisite shareholder approvals.

                  (b) VFM shall pay any unamortized organizational expenses on the books of VFI Fund immediately prior to the Reorganization.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1. This Agreement constitutes the entire agreement between the parties.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11.      TERMINATION

         11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

                  (a) by the mutual written consent of Voyageur Funds and VAM Funds;

                  (b) by either VAM Funds or Voyageur Funds by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 1997; or

                  (c) by either New VFI Fund or VFI Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the VFI Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present, or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2.    (a) Termination of this Agreement pursuant to paragraphs 11.1
         (a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of New VFI Fund or VFI Fund or the directors or officers of New VFI Fund or VFI Fund, to any other party or its directors or officers.

                  (b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of New VFI Fund or VFI Fund or the directors or officers of New VFI Fund or VFI Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, HOWEVER, that following the meeting of VFI Fund's shareholders to be called by VFI Fund pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of New VFI Fund Shares to be issued to the VFI Fund shareholders under this Agreement to the detriment of such VFI Fund shareholders without their further approval.

13       MISCELLANEOUS

         13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5. The obligations and liabilities of VAM Funds hereunder are solely those of New VFI Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent or employee of VAM Funds on behalf of New VFI Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of VAM Funds and signed by authorized officers of VAM Funds acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

         13.6. The obligations and liabilities of Voyageur Funds hereunder are solely those of VFI Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent or employee of VFI Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Voyageur Funds and signed by authorized officers of Voyageur Funds acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                   VOYAGEUR FUNDS, INC., on behalf of each VFI
                                   Fund


                                   By  _______________________________________

                                   Its  ______________________________________


                                   VAM INSTITUTIONAL FUNDS, INC., on behalf of each New VFI Fund


                                   By  _______________________________________

                                   Its  ______________________________________



               EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION


                             ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                              VOYAGEUR FUNDS, INC.

         The undersigned officer of Voyageur Funds, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's Board of Directors and shareholders, at meetings held February 14, 1997 and April 11, 1997, respectively, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Amended and Restated Articles of Incorporation set forth in such resolutions were adopted pursuant to said Chapter 302A.

         WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of each of the Series B shares of the Corporation (also known as the "Short Duration Portfolio") that the assets belonging to such series be sold to Series I (also known as the "Short Duration Portfolio") of VAM Funds, Inc. ("VAM Funds"), a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Series I of VAM Funds; and

         WHEREAS, it is desirable and in the best interests of the holders of each of the Series C shares of the Corporation (also known as the "Intermediate Duration Portfolio") that the assets belonging to such series be sold to Series J (also known as the "Intermediate Duration Portfolio") of VAM Funds, Inc. ("VAM Funds"), a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Series J of VAM Funds; and

         WHEREAS, it is desirable and in the best interests of the holders of each of the Series D shares of the Corporation (also known as the "Core Portfolio") that the assets belonging to such series be sold to Series K (also known as the "Core Portfolio") of VAM Funds, Inc. ("VAM Funds"), a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Series K of VAM Funds; and

         WHEREAS, the Corporation wishes to provide for the pro rata distribution of the shares of Series I, Series J and Series K of VAM Funds received by it to holders of shares of the Corporation's Short Duration Portfolio, Intermediate Duration Portfolio and Core Portfolio, respectively, and the simultaneous cancellation and retirement of the outstanding shares of the Corporation's Short Duration Portfolio, Intermediate Duration Portfolio and Core Portfolio; and

         WHEREAS, the Corporation and VAM Funds have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of the Corporation's Short Duration Portfolio, Intermediate Duration Portfolio and Core Portfolio to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding shares of the Corporation's Short Duration Portfolio, Intermediate Duration Portfolio and Core Portfolio, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:


         5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

         "Corporation" means this corporation.

         "VAM Funds" means VAM Institutional Funds, Inc., a Minnesota corporation.

         "Short Duration Portfolio" means the Series B shares of the Corporation.

         "Intermediate Duration Portfolio" means the Series C shares of the Corporation.

         "Core Portfolio" means the Series D shares of the Corporation.

         "Acquired Fund" or "Acquired Funds" means one or more of Short Duration Portfolio, Intermediate Duration Portfolio and Core Portfolio.

         "VAM Short Duration Portfolio" means the Series I shares of VAM Funds.

         "VAM Intermediate Duration Portfolio" means the Series J shares of VAM Funds.

         "VAM Core Portfolio" means the Series K shares of VAM Funds.

         "Acquiring Fund" or "Acquiring Funds" means one or more of VAM Short Duration Portfolio, VAM Intermediate Duration Portfolio and VAM Core Portfolio.

         "Valuation Date" means the day established in the Agreement and Plan of Reorganization as the day upon which the value of the assets of each of Short Duration Portfolio, Intermediate Duration Portfolio and Core Portfolio is determined for purposes of the reorganization.

         "Closing Date" means 5:00 p.m., Eastern time, on the Valuation Date, or such other date and time upon which the parties to the reorganization may agree.

         (b) At the Closing Date, the assets belonging to each of Short Duration Portfolio, Intermediate Duration Portfolio and Core Portfolio, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to Short Duration Portfolio, Intermediate Duration Portfolio and Core Portfolio, shall be sold to and assumed by VAM Short Duration Portfolio, VAM Intermediate Duration Portfolio and VAM Core Portfolio, respectively, in return for common shares of VAM Short Duration Portfolio, VAM Intermediate Duration Portfolio and VAM Core Portfolio, respectively, all pursuant to the Agreement and Plan of Reorganization between the Corporation and VAM Funds relating thereto. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 7(b), (c) and (d) of the Corporation's Amended and Restated Articles of Incorporation.

         (c) The numbers of common shares of an Acquiring Fund to be received by the respective Acquired Fund and distributed by it to the respective Acquired Fund shareholders shall be determined as follows:

                  (i) The net asset value per share of the Acquired Fund Shares shall be computed as of 4:00 p.m., Eastern time, on the Valuation Date, using the valuation procedures set forth in the Acquired Fund's then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended.

                  (ii) The total number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund shall have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares immediately prior to the Effective Time, as determined pursuant to (i) above.

                  (iii) On the Closing Date, the Acquired Fund shall distribute to the Acquired Fund shareholders in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund Shares owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund Shares immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares received by the Acquired Fund pursuant to (i) and (ii) above. Accordingly, each Acquired Fund shareholder shall receive, immediately after the Effective Time, Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

         (d) The distribution of each Acquiring Fund's common shares to shareholders of the respective Acquired Fund, as provided for in paragraph (c) above shall be accomplished by the issuance of such Acquiring Fund common shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Acquiring Fund common shares due each such shareholder pursuant to the foregoing provisions. With respect to each Acquired Fund, all issued and outstanding Acquired Fund common shares shall simultaneously be canceled on the books of the Acquired Fund and retired. From and after the Closing Date, share certificates formerly representing Acquired Fund common shares, if any, shall represent the numbers of common shares of the respective Acquiring Fund determined in accordance with the foregoing provisions.

         (e) From and after the Closing Date, the common shares of the Acquired Funds canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued shares of the corporation, without designation as to series.


         IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on ______________________, 1997.


                                          VOYAGEUR FUNDS, INC.



                                          By____________________________________


                                          Its___________________________________



                                                                       EXHIBIT B

           CHANGES FROM THE CURRENT AGREEMENT ARE INDICATED IN ITALICS


                          INVESTMENT ADVISORY AGREEMENT

                  This Agreement, made this ___ day of ________, 1997, by and between Voyageur Funds, Inc., a Minnesota corporation (the "Company"), on behalf of each Fund represented by a series of shares of common stock of the Fund that adopts this Agreement (each a "Fund" and, collectively (if more than one), the "Funds") (the Funds, together with the date each Fund adopts this Agreement, are set forth in Exhibit A hereto, which shall be updated from time to time to reflect additions, deletions or other changes thereto), and DELAWARE MANAGEMENT COMPANY, INC., a _________ corporation ("Adviser"),

                  WITNESSETH:

                  1. INVESTMENT ADVISORY SERVICES.

                  (a) The Company hereby engages Adviser on behalf of the Funds, and Adviser hereby agrees to act, as investment adviser for, and to manage the investment of the assets of, the Funds.

                  (b) The investment of the assets of each Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, and the current Prospectus and the Statement of Additional Information, if any, of the Company and each Fund and shall conform to the policies and purposes of each Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Company. Within the framework of the investment policies of each Fund, and subject to such other limitations and directions as the Board of Directors may from time to time prescribe, Adviser shall have the sole and exclusive responsibility for the management of each Fund's assets and the making and execution of all investment decisions for each Fund, except as set forth in the following paragraph. Adviser shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of Adviser to the investment policies of the Funds.

                  (c) ADVISER MAY, AT ITS EXPENSE, SELECT AND CONTRACT WITH ONE OR MORE REGISTERED INVESTMENT ADVISERS ("SUB-ADVISER") FOR ANY OF THE FUNDS TO PERFORM SOME OR ALL OF THE SERVICES FOR SUCH FUNDS. SUCH SUB-ADVISER SHALL BE RESPONSIBLE FOR EXECUTING ORDERS FOR THE PURCHASE AND SALE OF PORTFOLIO SECURITIES. ADVISER WILL COMPENSATE ANY SUB-ADVISER FOR ITS SERVICES TO THE FUNDS. ADVISER MAY TERMINATE THE SERVICES OF ANY SUB-ADVISER AT ANY TIME IN ITS SOLE DISCRETION, AND SHALL AT SUCH TIME ASSUME THE RESPONSIBILITIES OF SUCH SUB-ADVISER UNLESS AND UNTIL A SUCCESSOR SUB-ADVISER IS SELECTED.

                  (d) Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties hereunder. Adviser shall arrange, if requested by the Company, for officers or employees of Adviser to serve without compensation from any Fund as directors, officers, or employees of the Company if duly elected to such positions by the shareholders or directors of the Company (as required by law).

                  (e) Adviser hereby acknowledges that all records pertaining to each Fund's investments are the property of the Company, and in the event that a transfer of investment advisory services to someone other than Adviser should ever occur, Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

                  (f) SUBJECT TO THE PRIMARY OBJECTIVE OF OBTAINING THE BEST AVAILABLE PRICES AND EXECUTION, ADVISER WILL PLACE ORDERS FOR THE PURCHASE AND SALE OF PORTFOLIO SECURITIES WITH SUCH BROKER/DEALERS WHO PROVIDE STATISTICAL, FACTUAL AND FINANCIAL INFORMATION AND SERVICES TO THE FUNDS, ADVISER OR TO ANY OTHER FUND FOR WHICH ADVISER PROVIDES INVESTMENT ADVISORY SERVICES AND/OR WITH BROKER/DEALERS WHO SELL SHARES OF THE FUNDS OR WHO SELL SHARES OF ANY OTHER FUND FOR WHICH ADVISER PROVIDES INVESTMENT ADVISORY SERVICES. BROKER/DEALERS WHO SELL SHARES OF THE FUNDS OF WHICH ADVISER IS INVESTMENT MANAGER, SHALL ONLY RECEIVE ORDERS FOR THE PURCHASE OR SALE OF PORTFOLIO SECURITIES TO THE EXTENT THAT THE PLACING OF SUCH ORDERS IS IN COMPLIANCE WITH THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION AND THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

                  (g) NOTWITHSTANDING THE PROVISIONS OF SUBPARAGRAPH (f) ABOVE, AND SUBJECT TO SUCH POLICIES AND PROCEDURES AS MAY BE ADOPTED BY THE BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY, ADVISER MAY ASK THE FUNDS AND THE FUNDS MAY AGREE TO PAY A MEMBER OF AN EXCHANGE, BROKER OR DEALER AN AMOUNT OF COMMISSION FOR EFFECTING A SECURITIES TRANSACTION IN EXCESS OF THE AMOUNT OF COMMISSION ANOTHER MEMBER OF AN EXCHANGE, BROKER OR DEALER WOULD HAVE CHARGED FOR EFFECTING THAT TRANSACTION, IN SUCH INSTANCES WHERE IT AND ADVISER HAVE DETERMINED IN GOOD FAITH THAT SUCH AMOUNT OF COMMISSION WAS REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED BY SUCH MEMBER, BROKER OR DEALER, VIEWED IN TERMS OF EITHER THAT PARTICULAR TRANSACTION OR ADVISER'S OVERALL RESPONSIBILITIES WITH RESPECT TO THE FUNDS AND TO OTHER FUNDS AND OTHER ADVISORY ACCOUNTS FOR WHICH ADVISER EXERCISES INVESTMENT DISCRETION.

                  2. COMPENSATION FOR SERVICES.

                  In payment for the investment advisory and management services to be rendered by Adviser hereunder, each Fund shall pay to Adviser a monthly fee, which fee shall be paid to Adviser not later than the fifth business day of the month following the month in which said services were rendered. The monthly fee payable by each Fund shall be as set forth in Exhibit A hereto, which may be updated from time to time to reflect amendments, if any, to Exhibit A. The monthly fee payable by each Fund shall be based on the average of the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day of the month pursuant to the Articles of Incorporation, Bylaws, and currently effective Prospectus and Statement of Additional Information of the Company and the Fund. For purposes of calculating each Fund's average daily net assets, as such term is used in this Agreement, each Fund's net assets shall equal its total assets minus (a) its total liabilities and (b) its net orders receivable from dealers.

                  3. ALLOCATION OF EXPENSES.

                  (a) In addition to the fee described in Section 2 hereof, each Fund shall pay all its costs and expenses which are not assumed by Adviser. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, Rule 12b-1 plan of distribution fees (if any), interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Adviser or the principal underwriter of the Fund's shares (the "Underwriter"), or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents, accounting services agents, investor servicing agents, and bookkeeping, auditing, and legal expenses. Each Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

                  (b) The Underwriter shall bear all advertising and promotional expenses in connection with the distribution of each Fund's shares, including paying for prospectuses for new shareholders, except as provided in the following sentence. No Fund shall use any of its assets to finance costs incurred in connection with the distribution of its shares except pursuant to a Plan of Distribution, if any, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended, the "1940 Act").

                  4. FREEDOM TO DEAL WITH THIRD PARTIES.

                  Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

                  5. REPORTS TO DIRECTORS OF THE FUND.

                  Appropriate officers of Adviser shall provide the directors of the Company with such information as is required by any plan of distribution adopted by the Company on behalf of any Fund pursuant to Rule 12b-1 under the 1940 Act.

                  6. STANDARD OF CARE.

                  IN THE ABSENCE OF WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR A RECKLESS DISREGARD OF THE PERFORMANCE OF DUTIES OF THE ADVISER TO THE FUNDS, THE INVESTMENT MANAGER SHALL NOT BE SUBJECT TO LIABILITIES OF THE FUNDS OR TO ANY SHAREHOLDERS OF THE FUNDS FOR ANY ACTION OR OMISSION IN THE COURSE OF, OR CONNECTED WITH, RENDERING SERVICES HEREUNDER OR FOR ANY LOSSES THAT MAY BE SUSTAINED IN THE PURCHASE, HOLDING OR SALE OF ANY SECURITY, OR OTHERWISE.

                  7. EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT.

                  (a) The effective date of this Agreement with respect to each Fund shall be the date set forth on Exhibit A hereto.

                  (b) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect with respect to each Fund for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually by
(i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to this Agreement or "interested persons", as defined in the 1940 Act, of Adviser or of the Company cast in person at a meeting called for the purpose of voting on such approval.

                  (c) This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of such Fund, or by Adviser, upon 60 days' written notice to the other party.

                  (d) This agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

                  (e) No amendment to this Agreement shall be effective with respect to any Fund until approved by the vote of: (i) a majority of the directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of Adviser or of the Company cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the outstanding voting securities of the applicable Fund.

                  (f) Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of a Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of such Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of such Fund.

                  8. NOTICES.

                  Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

                  IN WITNESS WHEREOF, the Company and Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                        VOYAGEUR FUNDS, INC.



                                         By __________________________________
                                              Its ____________________________



                                        DELAWARE MANAGEMENT
                                          COMPANY, INC.



                                         By __________________________________
                                              Its ____________________________




                                    Exhibit A
                                       to
                          Investment Advisory Agreement
                                     between
                        DELAWARE MANAGEMENT COMPANY, INC.
                                       and
                              Voyageur Funds, Inc.


                                                                   MONTHLY
                                                                ADVISORY FEE
                                                              (as % of average
           FUND                    EFFECTIVE DATE             daily net assets)
           ----                    --------------             -----------------

Government Securities Fund                                         [INSERT]




                                                                       EXHIBIT C


                             SUB-ADVISORY AGREEMENT

         Agreement, dated __________, 1997, by and between Delaware Management Company, Inc. (the "Adviser"), a ___________________ corporation, and Voyageur Asset Management LLC, a Minnesota limited liability company ("Sub-Adviser").

         WHEREAS, Voyageur Funds, Inc., a Minnesota corporation (the"Company"), on behalf of its Government Securities Fund, a separately managed series of the Company (the "Fund"), has appointed Adviser as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated ________, 1997 (the "Advisory Agreement"); and

         WHEREAS, pursuant to the terms of the Advisory Agreement, Adviser desires to appoint Sub-Adviser as its sub-adviser for the Fund, and Sub-Adviser is willing to act in such capacity upon the terms set forth herein; and

         WHEREAS, pursuant to the terms of the Advisory Agreement, the Company has approved the appointment of Sub-Adviser as Sub-Adviser for the Fund.

         NOW, THEREFORE, in consideration of the mutual agreements herein made, Adviser and Sub-Adviser agree as follows:

         1. Adviser hereby employs Sub-Adviser to serve as sub-adviser for, and to manage the investment of the assets of, the Fund as set forth herein. Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). Sub-Adviser shall not be required to pay expenses of the Fund, including, but not limited to (a) brokerage and commission expenses; (b) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund's organizational and offering expenses, whether or not advanced by Adviser; (e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering or otherwise qualifying the shares of International Fund under applicable state securities laws; (g) expenses of printing and distributing reports to shareholders; (h) costs of shareholders' meetings and proxy solicitation; (i) charges and expenses of the Fund's custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Company's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, regulations and releases relating thereto) of Adviser; (k) legal and auditing expenses; (l) costs of certificates representing common shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; (o) association membership dues; (p) the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission;
(q) travel expenses of officers and employees of Sub-Adviser to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company; and (r) all other charges and costs of the Fund's operation unless otherwise explicitly provided herein. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise) have no authority to act for or on behalf of the Fund in any way or otherwise be deemed an agent of the Fund.

         2. Sub-Adviser shall direct the Fund's investments in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's then-effective Registration Statement under the Securities Act of 1933, as amended, including the Prospectus and Statement of Additional Information of the Fund contained therein, subject to the supervision of the Company, its officers and directors, and Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated by Adviser to Sub-Adviser and subject to such further limitations as Adviser may from time to time impose by written notice to Sub-Adviser.

         3. Sub-Adviser shall formulate and implement a continuing program for managing the investment of the Fund's assets, and shall amend and update such program from time to time as financial and other economic conditions warrant. Sub-Adviser shall make all determinations with respect to managing the investment of the Fund's assets and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund.

         4. Sub-Adviser shall furnish such reports to Adviser as Adviser may reasonably request for Adviser's use in discharging its obligations under the Advisory Agreement, which reports may be distributed by Adviser to the Company's Board of Directors at periodic meetings of the Board of Directors and at such other times as may be reasonably requested by the Board of Directors. Copies of all such reports shall be furnished to Adviser for examination and review within a reasonable time prior to the presentation of such reports to Company's Board of Directors.

         5. Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of securities for the Fund and markets on or in which such transactions will be executed and shall place, in the name of the Fund or its nominee, all such orders.

                  (a) Subject to the primary objective of obtaining the best available prices and execution, Sub-Adviser will place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Fund, Sub-Adviser or to any other fund for which Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Sub-Adviser or Adviser is investment manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                  (b) Notwithstanding the provisions of subparagraph (a) above, and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Company or Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which Sub-Adviser exercises investment discretion.

                  (c) It is understood that certain other clients of Sub-Adviser may have investment objectives and policies similar to those of the Fund, and that Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by Sub-Adviser to the accounts involved, including the Fund. When two or more of the clients of Sub-Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

                  (d) Sub-Adviser agrees that it will not purchase or sell securities for the Fund in any transaction in which it, Adviser or any "affiliated person" of the Company, Adviser or Sub-Adviser or any affiliated person of such "affiliated person" is acting as principal; provided, however, that Sub-Adviser may effect transactions pursuant to Rule 17a-7 under the 1940 Act in compliance with the Fund's then-effective policies concerning such transactions.

                  (e) Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund with a broker or dealer or futures commission-merchant which is an "affiliated person" of the Company, Adviser or Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of Adviser. In effecting any such transactions with the prior written consent of Adviser, Sub-Adviser shall comply with Section 17(e)(1) of the 1940 Act, other applicable provisions of the 1940 Act, if any, the then-effective Registration Statement of the Fund under the Securities Act of 1933, as amended and the Fund's then-effective policies concerning such transactions.

                  (f) Sub-Adviser shall promptly communicate to Adviser and, if requested by Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as Adviser may reasonably request. The parties understand that the Fund shall bear all brokerage commissions in connection with the purchases and sales of portfolio securities for the Fund and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

         6. Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing Sub-Adviser, Adviser or the Fund with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Adviser or the Fund, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser.

         7. Sub-Adviser shall cooperate with and make available to Adviser, the Fund and any agents engaged by the Fund, Sub-Adviser's expertise relating to matters affecting the Fund.

         8. For the services to be rendered under this Agreement, and the facilities to be furnished for each fiscal year of the Fund, Adviser shall pay to Sub-Adviser a monthly management fee at the annual rate of .___ of 1% of the Fund's average daily net assets. This fee will be computed based on net assets at the beginning of each day and will be paid to Sub-Adviser monthly on or before the fifteenth day of the month next succeeding the month for which the fee is paid. The fee shall be prorated for any fraction of a fiscal year at the commencement and termination of this Agreement.

         Pursuant to the Advisory Agreement, Adviser receives monthly from the Fund compensation at the annual rate of .___% of the Fund's average daily net assets. If Adviser has undertaken in the Fund's Registration Statement as filed under the 1940 Act or elsewhere to waive all or part of its fee under the Advisory Agreement or to reduce such fee upon order of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund, Sub-Adviser's fee payable under this Agreement will be proportionately waived.

         9. Sub-Adviser represents, warrants and agrees that:

                  (a) Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by Advisers Act and other applicable laws and regulations. Sub-Adviser agrees to (i) supply Adviser with such documents as Adviser may reasonably request to document compliance with such laws and regulations and (ii) immediately notify Adviser of the occurrence of any event which would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to any applicable law or regulation.

                  (b) Sub-Adviser will maintain, keep current and preserve on behalf of the Company all records required or permitted by the 1940 Act in the manner provided by such Act. Sub-Adviser agrees that such records are the property of the Company, and will be surrendered to the Company promptly upon request.

                  (c) Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of Sub-Adviser as Adviser may from time to time require to document compliance with the 1940 Act, Advisers Act, the Internal Revenue Code, applicable state securities laws and other applicable laws and regulations or regulatory and taxing authorities in countries other than the United States.

                  (d) After filing with the Securities and Exchange Commission any amendment to its Form ADV, Sub-Adviser will promptly furnish a copy of such amendment to Adviser.

                  (e) Sub-Adviser will immediately notify Adviser of the occurrence of any event which would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

         10. Adviser represents, warrants and agrees that:

                  (a) It has been duly authorized by the Board of Directors of the Company to delegate to Sub-Adviser the provision of the services contemplated hereby.

                  (b) Adviser and the Company are currently in compliance and shall at all times continue to comply with the requirements imposed upon Adviser and the Company by applicable law and regulations.

         11. Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

         12. This Agreement shall become effective as of the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

         Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of Adviser, Sub-Adviser or the Company, cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Adviser and the Sub-Adviser, or (b) by Adviser, upon 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days' written notice to Adviser. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder, provided, however, the such automatic termination shall be prevented in a particular case by an order of exemption from the Securities and Exchange Commission or a no-action letter of the staff of the Commission to the effect that such assignment does not require termination as a statutory or regulatory matter. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Fund.

         13. No amendment to or modification of this Agreement shall be effective unless and until approved by the vote of a majority of the outstanding shares of the Fund.

         14. This Agreement shall be binding upon, and inure to the benefit of, Adviser and Sub-Adviser, and their respective successors.

         15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         16. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one of the same instrument.

                                           DELAWARE MANAGEMENT
                                              COMPANY, INC.



                                           By__________________________________
                                              Name:
                                              Title:



                                           VOYAGEUR ASSET MANAGEMENT LLC



                                           By__________________________________
                                              Name:
                                              Title: